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                                                                   EXHIBIT 10.16

                                                                  EXECUTION COPY












                         INTELLECTUAL PROPERTY AGREEMENT

                                     BETWEEN

                     TIME WARNER ENTERTAINMENT COMPANY, L.P.

                                       AND

                           WARNER COMMUNICATIONS INC.






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                                TABLE OF CONTENTS

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1.       DEFINITIONS.......................................................................................1

         1.1      "Affiliate"..............................................................................2
         1.2      "Ancillary Agreements"...................................................................2
         1.3      "Authorization"..........................................................................2
         1.4      "Authorized Person"......................................................................2
         1.5      "Closing"................................................................................2
         1.6      "Content"................................................................................2
         1.7      "Copyright and Technology Assignment"....................................................2
         1.8      "Copyrights".............................................................................2
         1.9      "Customer-Related Proprietary Information"...............................................3
         1.10     "Derivative Work"........................................................................3
         1.11     "Existing TWE Broadband Group Patents"...................................................3
         1.12     "Existing TWE Non-Broadband Group Patents"...............................................3
         1.13     "Governmental Authority".................................................................3
         1.14     "Group"..................................................................................3
         1.15     "Holdco".................................................................................3
         1.16     "HSR Act" ...............................................................................3
         1.17     "IPR Futures"............................................................................3
         1.18     "Joint Patents"..........................................................................3
         1.19     "Licensee" ..............................................................................3
         1.20     "Licensor"...............................................................................3
         1.21     "Parties"................................................................................4
         1.22     "Patents"................................................................................4
         1.23     "Patent Assignment"......................................................................4
         1.24     "Person".................................................................................4
         1.25     "Proprietary Information"................................................................4
         1.26     "Restructuring Agreement"................................................................4
         1.27     "Software"...............................................................................4
         1.28     "Subsidiary".............................................................................4
         1.29     "Third Party"  ..........................................................................4
         1.30     "Trademark"..............................................................................5
         1.31     "Trademark and Service Mark Assignment"..................................................5
         1.32     "Transaction Expenses"...................................................................5
         1.33     "TWE"....................................................................................5
         1.34     "TWE Broadband Business".................................................................5
         1.35     "TWE Broadband Group"....................................................................5
         1.36     "TWE Broadband Group Content"............................................................5
         1.37     "TWE Broadband Group Proprietary Information"............................................5
         1.38     "TWE Broadband Group Software"...........................................................5
         1.39     "TWE Broadband Group Trademarks".........................................................5
         1.40     "TWE Broadband IP Licenses"..............................................................5
         1.41     "TWE Broadband Member"...................................................................6
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         1.42     "TWE Broadband Technology Licenses"......................................................6
         1.43     "TWE Distribution Agreement".............................................................6
         1.44     "TWE Non-Broadband Business".............................................................6
         1.45     "TWE Non-Broadband Group"................................................................6
         1.46     "TWE Non-Broadband Group Content"........................................................6
         1.47     "TWE Non-Broadband Group Proprietary Information"........................................7
         1.48     "TWE Non-Broadband Group Software".......................................................7
         1.49     "TWE Non-Broadband IP Licenses"..........................................................7
         1.50     "TWE Non-Broadband Member"...............................................................7
         1.51     "TWE Non-Broadband Technology Licenses"..................................................8
         1.52     "TWE Non-Broadband Group Trademarks".....................................................8

2.       SOFTWARE..........................................................................................8

         2.1      Existing Software Ownership..............................................................8
         2.2      Allocation of Software Ownership Within a Group..........................................8
         2.3      Software License Grants..................................................................8
         2.4      Furnishing of Software...................................................................9
         2.5      Subsequent Derivative Works..............................................................9
         2.6      Confidentiality of Software..............................................................9
         2.7      No Contravention Of Existing License Agreements..........................................9

3.       PROPRIETARY INFORMATION..........................................................................10

         3.1      Ownership of Existing Proprietary Information...........................................10
         3.2      Allocation of Proprietary Information Within a Group....................................10
         3.3      License Grants for Proprietary Information..............................................10
         3.4      Confidentiality Obligations.............................................................11
         3.5      Limitations on Confidentiality Restrictions.............................................11
         3.6      Compelled Production....................................................................12
         3.7      Furnishing of Proprietary Information...................................................12
         3.8      No Contravention Of Existing License Agreements.........................................12
                  ........................................................................................12

4.       CONTENT..........................................................................................12

         4.1      Existing Content Ownership..............................................................12
         4.2      Allocation of Content Within a Group....................................................13
         4.3      No rights in TWE Non-Broadband Group Content............................................13

5.       PATENTS..........................................................................................13

         5.1      Ownership of Existing Patents...........................................................13
         5.2      License to Existing Patents.............................................................13
         5.3      Customer Pass-Through...................................................................14

6.       JOINTLY OWNED PATENTS............................................................................14

         6.1      Rights as Joint Owners..................................................................14
         6.2      Obtaining Patent Protection.............................................................14
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         6.3      Infringement by Third Parties...........................................................15

7.       TRADEMARKS.......................................................................................15

         7.1      Ownership of Trademarks.................................................................15
         7.2      Allocation of Trademarks Within a Group.................................................16
         7.3      No rights in TWE Non-Broadband Group Trademarks.........................................16

8.       IPR FUTURES AND ISSUES OF OWNERSHIP..............................................................16

         8.1      Ownership Unaffected by this Agreement..................................................16
         8.2      No Rights or Licenses Granted...........................................................17
         8.3      Issues as to Ownership..................................................................17

9.       ASSIGNMENT AND SUBLICENSES.......................................................................17

         9.1      Assignment Agreements...................................................................17
         9.2      Assignment of TWE Non-Broadband IP Licenses.............................................17
         9.3      Assignment of TWE Broadband IP Licenses.................................................18
         9.4      Sublicense of TWE Non-Broadband Technology Licenses.....................................18
         9.5      Sublicense of TWE Broadband Technology Licenses.........................................18
         9.6      Acquisition of Subsidiary by Holdco.....................................................18
         9.7      Failure of Assignment...................................................................19
         9.8      Order of Precedence.....................................................................19

10.      ASSIGNMENT/SUBLICENSING..........................................................................20

         10.1     Assignments.............................................................................20
         10.2     Sublicense Rights.......................................................................21

11.      INFRINGEMENT.....................................................................................21


12.      NO WARRANTIES OR REPRESENTATIONS.................................................................21


13.      GOVERNING LAW; IP CLAIMS.........................................................................21

         13.1     Choice of Law...........................................................................21
         13.2     Intellectual Property Rights............................................................22
         13.3     Equitable Remedies......................................................................22
         13.4     Bankruptcy..............................................................................22
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14.      NOTICE...........................................................................................22


15.      FURTHER DUE DILIGENCE............................................................................24


16.      FEES AND EXPENSES................................................................................24


17.      MISCELLANEOUS....................................................................................24

         17.1     No Other Rights.........................................................................24
         17.2     No Enforcement Against Third-Party......................................................24
         17.3     Further Assurances......................................................................24
         17.4     Rules of Construction...................................................................25
         17.5     Amendments..............................................................................25
         17.6     No Waiver...............................................................................25
         17.7     Third Party Beneficiaries...............................................................26
         17.8     Force Majeure...........................................................................26
         17.9     Counterparts............................................................................26
         17.10    Severability............................................................................26
         17.11    Entire Agreement........................................................................26
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SCHEDULE A                              Excluded TWE Broadband Group Software

SCHEDULE B                              TWE Broadband Group Patents

SCHEDULE C                              Excluded TWE Broadband Group Patents

SCHEDULE D                              TWE Non-Broadband Group Patents

SCHEDULE E                              Excluded TWE Broadband Group Trademarks

EXHIBIT I                               Copyright and Technology Assignment

EXHIBIT II                              Patent Assignment

EXHIBIT III                             Trademark and Service Mark Assignment



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                         INTELLECTUAL PROPERTY AGREEMENT


                This Intellectual Property Agreement (the "Agreement"), dated as of August 20, 2002 is by and among Time Warner Entertainment Company, L.P., a Delaware limited partnership ("TWE") and Warner Communications Inc., a Delaware corporation ("Holdco") (together, the "Parties"). Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in
Article 1.

                WHEREAS, the TWE Broadband Group and the TWE Non-Broadband Group desire to establish the rights and licenses each enjoys in certain intellectual property;

                WHEREAS, effective concurrently with the TWE Distribution (as defined in the Restructuring Agreement), TWE desires to assign and transfer to Holdco all of its rights, title and interest in any and all intellectual property owned by TWE related to the TWE Non-Broadband Business as provided in the Patent Assignment, the Copyright and Technology Assignment, and the Trademark and Service Mark Assignment;

                WHEREAS, effective concurrently with the TWE Distribution, TWE further desires to assign and transfer to Holdco all TWE Non-Broadband IP Licenses, together with the rights and licenses granted to the TWE Non-Broadband Group pursuant to this Agreement, as provided herein;

                WHEREAS, effective immediately following the TWE Distribution, Holdco desires to assign and transfer to TWE all of its rights, title and interest in any and all intellectual property owned by Holdco related to the TWE Broadband Business as provided in the Patent Assignment, the Copyright and Technology Assignment, and the Trademark and Service Mark Assignment;

                WHEREAS, effective immediately following the TWE Distribution, Holdco further desires to assign and transfer to TWE all TWE Broadband IP Licenses, together with the rights and licenses granted to the TWE Broadband Group pursuant to this Agreement, as provided herein; and

                WHEREAS, the Parties desire to enter into this Agreement.

                NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.      DEFINITIONS

                For the purposes of this Agreement, certain terms have been defined below and elsewhere in this Agreement to encompass meanings that may differ from, or be in addition to, the normal connotation of the defined word.

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        1.1     "Affiliate" of any Person shall mean a Person that controls, is controlled by, or is under common control with such Person. As used herein, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities or other interests, by contract or otherwise; and provided further, that, unless otherwise specified, for purposes of this Agreement, no TWE Broadband Member or TWE Non-Broadband Member shall be deemed to be an Affiliate of the other Group.

        1.2 "Ancillary Agreements" shall mean the Copyright and Technology Assignment, the Patent Assignment and the Trademark and Service Mark Assignment.

        1.3 "Authorization" shall mean any waiver, amendment, consent, approval, license, franchise, permit (including construction permits) certificate, exemption, variance or authorization of, expiration or termination of any waiting period requirement (including pursuant to the HSR Act) or other action by, or notice, filing registration, qualification, declaration or designation with any Person (including any Governmental Authority).

        1.4     "Authorized Person" shall have the meaning set forth in Section
3.4.1.

        1.5 "Closing" shall have the meaning set forth in the Restructuring Agreement.

        1.6 "Content" shall mean all works of authorship and products commonly understood as content in the entertainment, media, music and publishing industries, including products such as programming content, motion pictures, television programs and other audiovisual works or series, advertising and promotional materials, photographs, illustrations, images and other pictorial, graphic and sculptural works, dramatic works, choreographic works, sound recordings, musical compositions, books, articles and other publications, characters, animation, cartoons, video games, scripts, storyboards, titles, screenplays, synopses, plots, dialogue, stories, themes, treatments and other text, in any media, whether digital or otherwise, and any ideas, concepts or information contained therein, all copies, phonorecords and other physical materials embodying any of the foregoing, any materials used in the preparation, development, promotion or advertising thereof and merchandise related thereto, in each case, whether or not protectable by Copyright, and all Copyrights, licenses and interests in Copyrights in and to any of the above. The list of items included in the above definition of Content is intended by way of example only and is not to be construed in any manner as an exhaustive or complete list of items covered by the definition of Content. Content does not include Software, Proprietary Information or Trademarks, and does not include any Software that is used to create Content.

        1.7 "Copyright and Technology Assignment" shall mean that certain Copyright and Technology Assignment contemporaneously executed by TWE and Holdco in the form attached hereto as Exhibit I.

        1.8 "Copyrights" shall mean all copyrights and related rights and interests in copyrights and related rights, moral rights, licenses and all other rights, privileges and priorities relating to any works of authorship or any subject matter protected by related


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rights, including all works of authorship under Section 102 of Title 17 of the
United States Code, under the copyright and related rights laws of every country and jurisdiction throughout the world, now or hereafter known, whether registered or unregistered, for their entire term of protection, including all extensions, licenses, renewals or reversions thereof.

        1.9 "Customer-Related Proprietary Information" shall have the meaning set forth in Section 3.1.

        1.10 "Derivative Work" shall mean a work which is based upon one or more preexisting works, and which is a derivative work, including any revision, modification, translation, abridgment, condensation, expansion, collection, compilation, or any other form in which such preexisting works may be recast, transformed, or adapted, and which, if prepared without authorization by the owner of a preexisting work, would constitute Copyright infringement.

        1.11 "Existing TWE Broadband Group Patents" shall have the meaning set forth in Section 5.1.1.

        1.12 "Existing TWE Non-Broadband Group Patents" shall have the meaning set forth in Section 5.1.2.

        1.13 "Governmental Authority" shall have the meaning set forth in the Restructuring Agreement.

        1.14 "Group" shall mean either of the TWE Broadband Group or the TWE Non-Broadband Group, as the context requires.

        1.15    "Holdco" shall have the meaning set forth in the Preamble.

        1.16 "HSR Act" shall have the meaning set forth in the Restructuring Agreement.

        1.17    "IPR Futures" shall have the meaning set forth in Section 8.1.1.

        1.18    "Joint Patents" shall have the meaning set forth in Section
5.1.3.

        1.19 "Licensee" shall mean a Party receiving a license of any intellectual property hereunder.

        1.20 "Licensor" shall mean a Party licensing any intellectual property hereunder.

        1.21 "Mystro Business" shall mean the personal television service under development by AOLTW Interactive Video, Inc., a Delaware corporation and the TWE Non-Broadband Group, which service is a network-based cable television service that offers customized television viewing, including but not limited to, pausing live broadcasts, re-starting television programs, fast-forwarding and rewinding television programs and simultaneously recording multiple television programs.

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        1.22    "Mystro Patents" shall have the meaning set forth in Section
5.1.1.

        1.23 "Mystro Proprietary Information" shall have the meaning set forth in Section 3.1.1.

        1.24    "Mystro Software" shall have the meaning set forth in Section
2.1.1.

        1.25    "Parties" shall have the meaning assigned to it in the Preamble.

        1.26 "Patents" shall mean patents and patent applications, all foreign counterparts, continuations, divisions, reissues, reexaminations and renewals of such patents and patent applications, all prosecution files and databases for such patents and patent applications and all inventions created or first reduced to practice as of the Closing on which a patent later issues.

        1.27 "Patent Assignment" shall mean that certain Patent Assignment contemporaneously executed by TWE and Holdco, in the form attached hereto as
Exhibit II.

        1.28 "Person" shall have the meaning set forth in the Restructuring Agreement.

        1.29 "Proprietary Information" shall mean (i) business and technical information, including ideas, data, knowledge, trade secrets, know-how and algorithms, existing as of the Closing, which is proprietary and/or that derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use and is the subject of efforts that are reasonable under the circumstances to maintain its secrecy and (ii) all physical manifestations of the business and technical information described in the preceding clause (i), including documents, specifications, designs, plans, records, drawings and databases. Proprietary Information does not include any Content or Software.

        1.30 "Restructuring Agreement" shall mean the Restructuring Agreement, dated as of the date hereof, by and among, AOL Time Warner Inc., a Delaware corporation, AT&T Corp., a New York corporation, Comcast Corporation, a Pennsylvania corporation, and the other parties named therein.

        1.31 "Software" shall mean computer programs, including all source code or object code, and (i) all intellectual property rights, including Patent rights and Copyrights embodied therein, (ii) all physical manifestations thereof, including storage media and (iii) all documentation related thereto. Software does not include any Content, even though Software and Content may be combined or contained in the same media.

        1.32 "Subsidiary" shall have the meaning set forth in the TWE Distribution Agreement.

        1.33 "Third Party" shall mean any Person other than a member of a Group.


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        1.34    "Trademark" shall mean any word, name, corporate name, trade name, domain name (including, without limitation, IP addresses and ASNs), logo, design, mark, trademark, service mark, symbol, device, trade dress, any common law marks, trademark or service mark application or registration, or any other indicia of origin or any combination thereof and all goodwill associated therewith.

        1.35 "Trademark and Service Mark Assignment" shall mean that certain Trademark and Service Mark Assignment contemporaneously executed by TWE and Holdco in the form attached hereto as Exhibit III.

        1.36 "Transaction Expenses" shall mean with respect to any Party, all out-of-pocket expenses (including, without limitation, all fees and expenses of counsel, accountants, investment bankers, experts, consultants or agents to such Party or any of its Affiliates and including governmental transfer taxes, recording fees and other similar fees and impositions) incurred by such Party or its Affiliates (or on such Party's or Affiliate's behalf) in connection with or related to the Authorization, preparation, negotiation, execution or performance of this Agreement.

        1.37    "TWE" shall have the meaning set forth in the Preamble.

        1.38 "TWE Broadband Business" shall have the meaning set forth in the TWE Distribution Agreement and as the TWE Broadband Business may reasonably be expanded within the industry in which it operates as of the Closing.

        1.39 "TWE Broadband Group" shall have the meaning set forth in the TWE Distribution Agreement.

        1.40 "TWE Broadband Group Content" shall have the meaning set forth in Section 4.1.1.

        1.41 "TWE Broadband Group Proprietary Information" shall have the meaning set forth in Section 3.1.1.

        1.42 "TWE Broadband Group Software" shall have the meaning set forth in Section 2.1.1.

        1.43 "TWE Broadband Group Trademarks" shall have the meaning set forth in Section 7.1.1.

        1.44    "TWE Broadband IP Licenses" shall mean all

                1.44.1 licenses, permissions and covenants granted by any Person, including TWE Non-Broadband Members, to TWE or any Subsidiary of TWE to, in any way, exploit or use intellectual property owned, controlled or otherwise licensable by such Person, and the corresponding agreements by which such licenses, permissions or covenants are granted, which are licenses, permissions or covenants (i) to use or exploit Software, Patents or Proprietary Information and that primarily relate to, arise out of or result from the TWE Broadband Business or (ii) that (A) were assigned, transferred,


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conveyed to or otherwise owned by the TWE Broadband Group to use or exploit
Content or Trademarks and (B) primarily relate to, arise out of or result from the TWE Broadband Business, (such licenses, permissions and covenants, and their corresponding agreements, being collectively referred to as "Inbound TWE Broadband IP Licenses"); and

                1.44.2 licenses, permissions and covenants granted by TWE or any Subsidiary of TWE to any Person to, in any way, exploit or use intellectual property owned, controlled or otherwise licensable by the TWE Broadband Group, and the corresponding agreements by which such licenses, permissions or covenants are granted, which are licenses, permissions or covenants (i) to use or exploit Software, Patents or Proprietary Information and that primarily relate to, arise out of or result from the TWE Broadband Business or (ii) that
(A) were assigned, transferred, conveyed to or otherwise owned by the TWE Broadband Group to use or exploit Content or Trademarks and (B) primarily relate to, arise out of or result from the TWE Broadband Business, (such licenses, permissions and covenants, and their corresponding agreements, being collectively referred to as "Outbound TWE Broadband IP Licenses").

                Notwithstanding the foregoing, this Agreement shall not be deemed a TWE Broadband IP License. With respect to any TWE Broadband IP License that qualifies as both an Inbound TWE Broadband IP License and an Outbound TWE Broadband IP License, unless TWE in its discretion decides otherwise, that portion of such TWE Broadband IP License that qualifies as an Inbound TWE Broadband IP License shall be treated as such and that portion of such TWE Broadband IP License that qualifies as an Outbound TWE Broadband IP License shall be treated as such.

        1.45 "TWE Broadband Member" shall have the meaning set forth in the definition of TWE Broadband Group in the TWE Distribution Agreement.

        1.46 "TWE Broadband Technology Licenses" shall mean Inbound TWE Broadband IP Licenses that license to TWE or any of its Subsidiaries Software, Patents or Proprietary Information.

        1.47 "TWE Distribution" shall have the meaning set forth in the Restructuring Agreement.

        1.48 "TWE Distribution Agreement" shall mean the Distribution Agreement, dated as of the date hereof, by and between TWE, AOL Time Warner Inc., a Delaware corporation, and Holdco.

        1.49 "TWE Non-Broadband Business" shall have the meaning set forth in the TWE Distribution Agreement and as the TWE Non-Broadband Business may reasonably be expanded within the industry in which it operates as of the Closing.

        1.50 "TWE Non-Broadband Group" shall have the meaning set forth in the TWE Distribution Agreement.

        1.51 "TWE Non-Broadband Group Content" shall have the meaning set forth in Section 4.1.2.

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        1.52    "TWE Non-Broadband Group Proprietary Information" shall have the meaning set forth in Section 3.1.3.

        1.53 "TWE Non-Broadband Group Software" shall have the meaning set forth in Section 2.1.3.

        1.54    "TWE Non-Broadband IP Licenses" shall mean all

                1.54.1 licenses, permissions and covenants granted by any Person, including TWE Broadband Members, to TWE or any Subsidiary of TWE to, in any way, exploit or use intellectual property owned, controlled or otherwise licensable by such Person, and the corresponding agreements by which such licenses, permissions or covenants are granted, which are licenses, permissions or covenants (i) to use or exploit Software, Patents or Proprietary Information, other than Software, Patents or Proprietary Information that primarily relate to, arise out of or result from the TWE Broadband Business or (ii) to use or exploit Content or Trademarks, other than Content and Trademarks that (A) were assigned, transferred, conveyed or otherwise owned by the TWE Broadband Group and that (B) primarily relate to, arise out of or result from the TWE Broadband Business, (such licenses, permissions and covenants, and their corresponding agreements, being collectively referred to as "Inbound TWE Non-Broadband IP Licenses"); and

                1.54.2 licenses, permissions and covenants granted by TWE or any Subsidiary of TWE to any Person to, in any way, use or exploit intellectual property owned, controlled or otherwise licensable by the TWE Non-Broadband Group, and the corresponding agreements by which such licenses, permissions or covenants are granted, which are licenses, permissions or covenants (i) to use or exploit Software, Patents or Proprietary Information, other than Software, Patents or Proprietary Information that primarily relate to, arise out of or result from the TWE Broadband Business or (ii) to use or exploit Content or Trademarks, other than Content and Trademarks that (A) were assigned, transferred, conveyed or otherwise owned by the TWE Broadband Group and that (B) primarily relate to, arise out of or result from the TWE Broadband Business, (such licenses, permissions and covenants, and their corresponding agreements, being collectively referred to as "Outbound TWE Non-Broadband IP Licenses").

Notwithstanding the foregoing, this Agreement shall not be deemed a TWE Non-Broadband IP License. With respect to any TWE Non-Broadband IP License that qualifies as both an Inbound TWE Non-Broadband IP License and an Outbound TWE Non-Broadband IP License, unless Holdco in its discretion decides otherwise, that portion of such TWE Non-Broadband IP License that qualifies as an Inbound TWE Non-Broadband IP License shall be treated as such and that portion of such TWE Non-Broadband IP License that qualifies as an Outbound TWE Non-Broadband IP License shall be treated as such.

        1.55 "TWE Non-Broadband Member" shall have the meaning set forth in the definition of TWE Non-Broadband Group in the TWE Distribution Agreement.


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        1.56    "TWE Non-Broadband Technology Licenses" shall mean Inbound TWE
Non-Broadband IP Licenses that license to TWE or any of its Subsidiaries Software, Patents or Proprietary Information.

        1.57 "TWE Non-Broadband Group Trademarks" shall have the meaning set forth in Section 7.1.2.

2.      SOFTWARE

        2.1 Existing Software Ownership. As between the TWE Non-Broadband Group and the TWE Broadband Group, any Software existing as of the Closing that was:

                2.1.1 created by or for or assigned, transferred, conveyed to, or otherwise owned by TWE or any other member of either Group that primarily relates to, arises out of or results from the TWE Broadband Business, shall be owned by the TWE Broadband Group; provided that, Software set forth on Schedule A hereto, to the extent it is owned by, or licensed to, either Group as of the Closing (the "Mystro Software") shall not be allocated to the TWE Broadband Group. Software owned by the TWE Broadband Group pursuant to this Section 2.1.1 is referred to as "TWE Broadband Group Software";

                2.1.2 created by or for or assigned, transferred, conveyed to, or otherwise owned by TWE or any other member of either Group that primarily relates to, arises out of or results from the TWE Non-Broadband Business shall be owned by the TWE Non-Broadband Group; and

                2.1.3 created by or for or assigned, transferred, conveyed to, or otherwise owned by TWE and that is not covered under Section 2.1.1 or Section
2.1.2 shall be owned by the TWE Non-Broadband Group. The Mystro Software shall also be allocated to the TWE Non-Broadband Group. Software owned by the TWE Non-Broadband Group pursuant to Section 2.1.2 and this Section 2.1.3 is referred to as "TWE Non-Broadband Group Software."

        2.2 Allocation of Software Ownership Within a Group. Each Group may allocate ownership of Software owned by that Group to the appropriate member or members within that Group.

        2.3     Software License Grants.

                2.3.1 Subject to the terms and conditions of this Agreement, and subject to rights of Third Parties and licenses in effect as of the Closing, concurrently with the TWE Distribution, TWE hereby grants, and agrees to cause each other TWE Broadband Member to grant, to Holdco a non-exclusive, fully paid-up, worldwide, perpetual, non-sublicensable (except as provided in Section 10.2), non-assignable (except as provided in Section 10.1), royalty-free and irrevocable license to, in the conduct of the TWE Non-Broadband Business, use, reproduce, distribute, display and prepare Derivative Works based upon, any TWE Broadband Group Software that is used in the TWE Non-Broadband Business as of the Closing and any Software relating to the Mystro Business that is not otherwise defined as Mystro Software, regardless of whether such Software is used in the TWE Non-Broadband Business as of the Closing.

                2.3.2 Subject to the terms and conditions of this Agreement, and subject to rights of Third Parties and licenses in effect as of the Closing, effective immediately following the Closing, Holdco hereby grants, and agrees to cause each other TWE Non-Broadband Member to grant to TWE a non-exclusive, fully paid-up, worldwide, perpetual, non-sublicensable (except as provided in Section 10.2), non-assignable (except as provided in Section 10.1), royalty-free and irrevocable license to, in the conduct of the TWE Broadband Business, use, reproduce, distribute, display and prepare Derivative Works based upon, any TWE Non-Broadband Group Software, other than the Mystro Software, that is used in the TWE Broadband Business as of the Closing.

        2.4 Furnishing of Software. Subject to reasonable confidentiality restrictions and Third Party rights, until the date that is three months after the Closing, a Group may request a copy of Software licensed pursuant to Section 2.3, including the source code, which Software such Group reasonably believes is required in the conduct of its business, and the other Group shall provide a copy of such Software; provided that, in each case, such Software exists in the same form in which it existed as of the Closing. Following such three-month period, for an additional two-year period, each Group shall use reasonable efforts to supply a copy of such Software to the requesting Group. Notwithstanding anything to the contrary herein, the Party in possession of the licensed Software need only furnish a copy of such software in the form in which it existed as of the Closing and in no event shall a Party be required to furnish to the other Party any upgrades, updates, enhancements or other modifications to the licensed Software.

        2.5 Subsequent Derivative Works. After the Closing, a Group creating a Derivative Work of Software licensed from another Group shall own all rights in and to the particular modifications, additions or changes made to such Software by the creating Group, subject to the intellectual property rights of the licensing Group. No license is granted hereunder to such modifications, additions or changes by the Group creating such a Derivative Work to the Group that owns the Software on which such Derivative Work is based and the Group creating such a Derivative Work shall not, by virtue of creating any Derivative Work, gain any greater rights in and to such licensed Software than are expressly granted pursuant to this Agreement.

        2.6 Confidentiality of Software. Each Group shall treat any source code for Software owned by the other Group as Proprietary Information of the other Group and shall hold it in confidence in accordance with the terms of
Section 3.4.

        2.7 No Contravention Of Existing License Agreements. Nothing in this Agreement, the TWE Distribution Agreement or any Ancillary Agreement changes, alters, limits or expands any current rights that any TWE Broadband Member or any TWE Non-Broadband Member may have been granted as of the Closing by any Person to reproduce, distribute, display or otherwise use Software. For purposes of clarity, the Parties understand and agree that the purpose of the Software licenses granted herein is to allow to continue after Closing certain incidental uses by one Group of the other Group's Software which have taken place in the Groups prior to Closing and neither Group shall seek to use any license to Software granted hereunder to exploit Software in a manner that was not granted prior to the Closing.


3.      PROPRIETARY INFORMATION

        3.1 Ownership of Existing Proprietary Information. As between the TWE Non-Broadband Group and the TWE Broadband Group, any Proprietary Information existing as of the Closing:

                3.1.1 created or developed by or for or assigned, transferred, conveyed to, or otherwise owned by TWE or any other member of either Group that primarily relates to, arises out of or results from the TWE Broadband Business, shall be owned by the TWE Broadband Group; provided that, Proprietary Information that primarily relates to, arises out of or results from the Mystro Business, to the extent it is owned by or licensed to either Group as of the Closing (the "Mystro Proprietary Information"), shall not be allocated to the TWE Broadband Group. Proprietary Information owned by the TWE Broadband Group pursuant to this Section 3.1.1 is referred to as "TWE Broadband Group Proprietary Information";

                3.1.2 created or developed by or for or assigned, transferred, conveyed to, or otherwise owned by TWE or any other member of either Group that primarily relates to, arises out of or results from the TWE Non-Broadband Business, shall be owned by the TWE Non-Broadband Group; and

                3.1.3 created or developed by or for or assigned, transferred, conveyed to, or otherwise owned by TWE, and that is not covered under Section
3.1.1 or Section 3.1.2 shall be owned by the TWE Non-Broadband Group. The Mystro Proprietary Information shall also be allocated to the TWE Non-Broadband Group. Proprietary Information owned by the TWE Non-Broadband Group pursuant to Section
3.1.2 and this Section 3.1.3 is referred to as "TWE Non-Broadband Group Proprietary Information."

Notwithstanding the foregoing, except with respect to the Mystro Proprietary Information, Proprietary Information consisting of marketing and sales information concerning the provision of services to customers by either the TWE Broadband Group or the TWE Non-Broadband Group, including without limitation, customer contact information, projections, plans and user data, shall remain owned by the Group providing such services and shall be deemed "Customer-Related Proprietary Information" of that Group, but such information shall not be included in the license grants of "TWE Broadband Group Proprietary Information" or "TWE Non-Broadband Group Proprietary Information" pursuant to Section 3.3.

        3.2 Allocation of Proprietary Information Within a Group. Each Group may allocate ownership of Proprietary Information owned by that Group to the appropriate member or members within that Group.

        3.3     License Grants for Proprietary Information.

                3.3.1 Subject to the terms and conditions of this Agreement, and subject to rights of Third Parties and licenses in effect as of the Closing, effective concurrently with the TWE Distribution, TWE hereby grants, and agrees to cause each other TWE Broadband Member to grant, to Holdco a non-exclusive, fully paid-up, worldwide, perpetual, non-sublicensable (except as provided in Section 10.2), non-assignable (except as provided in Section 10.1), royalty-free and irrevocable license to, in the conduct of the TWE Non-Broadband Business, use any TWE Broadband Group Proprietary Information (other than Customer-Related Proprietary Information) that is used in the TWE Non-Broadband Business as of the Closing and to use any Proprietary Information relating to the Mystro Business that is not otherwise defined as Mystro Proprietary Information, regardless of whether such Proprietary Information is used in the TWE Non-Broadband Business as of the Closing.

                3.3.2 Subject to the terms and conditions of this Agreement, and subject to rights of Third Parties and licenses in effect as of the Closing, effective immediately following the Closing, Holdco hereby grants, and agrees to cause each other TWE Non-Broadband Member to grant, to TWE a non-exclusive, fully paid-up, worldwide, perpetual, non-sublicensable (except as provided in Section 10.2), non-assignable (except as provided in Section 10.1), royalty-free and irrevocable license to, in the conduct of the TWE Broadband Business, use any TWE Non-Broadband Group Proprietary Information (other than Customer-Related Proprietary Information and other than the Mystro Proprietary Information) that is used in the TWE Broadband Business as of the Closing.

        3.4 Confidentiality Obligations. With respect to Proprietary Information owned by the other Group, each Group shall:

                3.4.1 restrict disclosure of such Proprietary Information to its employees, contractors, Affiliates and advisors with a need to know ("Authorized Persons") and obligate such Authorized Persons to conduct themselves in accordance with the obligations assumed herein, and

                3.4.2 not disclose such Proprietary Information to any Third Party without the prior written approval of such other Group.

        3.5 Limitations on Confidentiality Restrictions. The restrictions concerning the use or disclosure of Proprietary Information contained in Section
3.4 shall not apply to information:

                3.5.1 lawfully received free of restriction from another source that was not legally or contractually prohibited from disclosing such information;

                3.5.2 after it has become generally available to the public without breach of this Agreement;

                3.5.3 independently developed or derived by the recipient without use of the Proprietary Information; or

                3.5.4 that the Group who owns such information agrees, in writing, may be used or disclosed and then only to the extent of such agreement.

        3.6 Compelled Production. The restrictions concerning the use or disclosure of Proprietary Information contained in Section 3.4 shall not preclude a member of either Group, on the good faith advice of counsel, from complying with applicable law or other demand under lawful process, including a discovery request in a civil litigation or from a governmental agency or official, if the member first gives the Group owning the relevant Proprietary Information prompt notice of the required disclosure and cooperates with the owning Group, at the owning Group's sole expense, in seeking reasonable protective arrangements with the party requiring disclosure under applicable law or other demand under lawful process. In no event shall such cooperation require any member of a Group to take any action which, on the advice of its counsel, could result in the imposition of any sanctions or other penalties against that member.

        3.7 Furnishing of Proprietary Information. Except as required by the terms of this Agreement, no member of any Group is required to furnish any physical manifestations of any Proprietary Information to any member of any other Group.

        3.8 No Contravention Of Existing License Agreements. Nothing in this Agreement, the TWE Distribution Agreement or any Ancillary Agreement changes, alters, limits or expands any current rights that any TWE Broadband Member or any TWE Non-Broadband Member may have been granted as of the Closing by any Person to use Proprietary Information. For purposes of clarity, the Parties understand and agree that the purpose of the licenses to use Proprietary Information granted herein is to allow to continue after Closing certain incidental uses by one Group of the other Group's Proprietary Information which have taken place in the Groups prior to Closing and neither Group shall seek to use any license to Proprietary Information granted hereunder to exploit Proprietary Information in a manner that was not granted prior to the Closing.

4.      CONTENT

        4.1 Existing Content Ownership. As between the TWE Non-Broadband Group and the TWE Broadband Group, any Content existing as of the Closing that:

                4.1.1 was created by or for or assigned, transferred, conveyed to, or otherwise owned by the TWE Broadband Group and primarily relates to, arises out of or results from the TWE Broadband Business, shall be owned by the TWE Broadband Group. Content retained by the TWE Broadband Group pursuant to this Section 4.1.1 is referred to as "TWE Broadband Group Content"; and

                4.1.2 constitutes all Content other than TWE Broadband Group Content created by or for or assigned, transferred, conveyed to, or otherwise owned by TWE or any other member of either Group shall be owned by the TWE Non-Broadband Group. Content allocated to the TWE Non-Broadband Group pursuant to this Section 4.1.2 is referred to as "TWE Non-Broadband Group Content."

        4.2 Allocation of Content Within a Group. Each Group may allocate ownership of Content owned by that Group to the appropriate member or members within that Group.

        4.3 No rights in TWE Non-Broadband Group Content. For the avoidance of doubt, and notwithstanding anything to the contrary contained herein, in any Ancillary Agreement or in the TWE Distribution Agreement, all Content other than TWE Broadband Group Content shall be exclusively owned by the TWE Non-Broadband Group. Nothing in this Agreement, the TWE Distribution Agreement or any Ancillary Agreement changes, alters, limits or expands any current rights that any TWE Broadband Member or any TWE Non-Broadband Member may have been granted as of the Closing by any Person to reproduce, distribute, publicly perform or otherwise use Content.

5.      PATENTS.

        5.1 Ownership of Existing Patents. As between the TWE Non-Broadband Group and the TWE Broadband Group, any Patents existing as of the Closing that:

                5.1.1 were invented or developed by or for or assigned, transferred, conveyed to, or otherwise owned by the TWE Broadband Group, including but not limited to, those set forth on Schedule B hereto, shall be owned by the TWE Broadband Group; provided that, Patents set forth on Schedule C hereto, to the extent they are owned by or licensed to either Group as of the Closing, (the "Mystro Patents") shall not be allocated to the TWE Broadband Group. Patents owned by the TWE Broadband Group pursuant to this Section 5.1.1 are referred to as "Existing TWE Broadband Group Patents";

                5.1.2 were invented or developed by or for or assigned, transferred, conveyed to, or otherwise owned by the TWE Non-Broadband Group, including but not limited to, those set forth on Schedule D hereto, shall be owned by the TWE Non-Broadband Group. Mystro Patents shall also be allocated to the TWE Non-Broadband Group. Patents owned by the TWE Non-Broadband Group pursuant to this Section 5.1.2 are referred to as "Existing TWE Non-Broadband Group Patents"); and

                5.1.3 were invented or developed by one or more TWE Broadband Members and one or more TWE Non-Broadband Members shall be owned jointly by the TWE Non-Broadband Group and the TWE Broadband Group. Patents jointly owned by the TWE Non-Broadband Group and the TWE Broadband Group pursuant to this Section
5.1.3 are referred to as "Joint Patents."

        5.2     License to Existing Patents.

                5.2.1 Subject to the terms and conditions of this Agreement, and subject to rights of Third Parties and licenses in effect as of the Closing, effective concurrently with the TWE Distribution, TWE hereby grants, and agrees to cause each other TWE Broadband Group Member to grant, to Holdco (i) under Existing TWE Broadband Group Patents, including, for the purpose of clarification, all counterparts, continuations, divisions, reissues, reexaminations and renewals thereof, that are used in the TWE Non-Broadband Business as of the Closing and (ii) under Patents relating to the Mystro Business that are not otherwise defined as Mystro Patents, regardless of whether such

Patents are used in the TWE Non-Broadband Business as of the Closing, a nonexclusive, fully paid-up, worldwide, perpetual, non-sublicensable (except as provided in Section 10.2), non-assignable, (except as provided in Section 10.1), royalty-free and irrevocable license to make, have made, use, offer to sell, sell and import any and all products and services in the conduct of the TWE Non-Broadband Business.

                5.2.2 Subject to the terms and conditions of this Agreement, and subject to rights of Third Parties and licenses in effect as of the Closing, effective immediately following the Closing, Holdco hereby grants, and agrees to cause each other TWE Non-Broadband Group Member to grant, to TWE under Existing TWE Non-Broadband Group Patents (other than the Mystro Patents), including, for the purpose of clarification, all counterparts, continuations, divisions, reissues, reexaminations and renewals thereof, that are used in the TWE Broadband Business as of the Closing, a nonexclusive, fully paid-up, worldwide, perpetual, non-sublicensable (except as provided in Section 10.2), non-assignable (except as provided in Section 10.1), royalty-free and irrevocable license to make, have made, use, offer to sell, sell and import any and all products and services in the conduct of the TWE Broadband Business.

                5.2.3 Customer Pass-Through. The license grants in Section 5.2 further include the right of each Group to pass through to its customers the right to use and resell products and services sold by that Group alone or in combination with any other products and services sold by that Group, whether or not furnished at the same time.

6.      JOINTLY OWNED PATENTS

        6.1 Rights as Joint Owners. Each of Holdco (and each other TWE Non-Broadband Member) and TWE (and each other TWE Broadband Member) shall have the right to (i) use and exploit the Joint Patents, (ii) subject to the rights set forth in Section 6.3, license the Joint Patents to Third Parties on a non-exclusive basis and (iii) subject to the prior written consent of the other Group, transfer its ownership interest in any or all Joint Patents to any Third Party provided that such Third Party agrees in writing to the provisions of
Section 6, in each case without restriction and without the obligation to account to the other Group for compensation or profits derived therefrom.

        6.2 Obtaining Patent Protection. With respect to any Joint Patents, Holdco shall have the right, but not the obligation, to prepare and file patent applications on behalf of both Parties and to prosecute same. Prior to the contemplated filing, Holdco shall submit a substantially completed draft of such patent applications to TWE for approval, which approval shall not be unreasonably withheld or delayed. In the event of an imminent statutory bar to patenting, Holdco shall have the right to file a patent application, for the invention on which a patent would be barred, without first receiving approval from TWE, in order to preserve the patent rights to such invention. Holdco and TWE shall equally bear the reasonable costs of preparing, filing, prosecuting and maintaining any Joint Patents. Should Holdco not wish to prepare, file, prosecute, maintain or issue any patent application for a Joint Patent, or maintain a patent issuing from any such patent applications, in any particular country, Holdco shall grant TWE any necessary authority to file, prosecute, maintain or issue such patent application, or maintain such Patent, in the name of TWE. Likewise, should TWE not wish to prepare, file, prosecute, maintain or issue any patent application for a Joint Patent, or maintain a patent issuing from such patent applications, in any particular country, TWE shall grant Holdco any necessary authority to prepare, file, prosecute, issue and maintain such patent application, or maintain such a patent, in the name of Holdco.

        6.3 Infringement by Third Parties. Should either Holdco or TWE become aware of any infringement or misappropriation of Joint Patents, such Party shall communicate promptly the details to the other Party and the Parties will meet and confer regarding any enforcement action with respect to such Joint Patent. If the Parties decide jointly to bring an action for infringement or misappropriation of each Joint Patent, the Parties shall equally share all actual and reasonable expenses associated herewith (except for the value of the time of each Party's employees in connection with the action; each Party shall alone bear its employee expenses) and any resulting damages or compensation, including any amounts paid in settlement. If the Parties decide not to jointly bring such an action, either Party or any of its Affiliates may, at its own expense (including, as the Parties shall agree on a case by case basis, compensation, if any, of the other Party for the value of time of the other Party's employees as reasonably required, in connection with the action), enforce the Joint Patent against any Third Party infringer or misappropriating Person without the consent of the other Party, subject to the following: (i) neither Party shall have any obligation to be joined as a party plaintiff in such action without its prior written consent, which may be granted or withheld in its sole discretion, regardless of whether such joinder is required in order to confer jurisdiction in the jurisdiction in which the action is to be brought;
(ii) if either Party brings any such action on its own, including cases in which the other Party consents to be named as party plaintiff, the Party bringing the action agrees to defend, indemnify and hold harmless the other Party for all losses, costs, liabilities and expenses arising out of or related to the bringing of such action; and (iii) the Party bringing such action shall not take any action, or make any admissions, that may affect the validity or enforceability of any Joint Patents without the prior written consent of the other Party. (For avoidance of doubt, the bringing of an action for infringement or misappropriation of a Joint Patent that results in an adverse judgment shall not be deemed such an action affecting the validity or enforceability of such Joint Patent). If the enforcing Party or an Affiliate thereof recovers any damages or compensation for any action the enforcing Party or such Affiliate takes hereunder, including any settlement, the enforcing Party or such Affiliate shall retain one hundred percent (100%) of such damages. If the Parties cooperate in any such enforcement action, then any recovery of damages or compensation shall be allocated pursuant to mutual agreement. For the avoidance of doubt, this Section shall not serve to restrict or in any way limit the rights of each joint owner granted in Section 6.1.

7.      TRADEMARKS.

        7.1 Ownership of Trademarks. As between the TWE Non-Broadband Group and the TWE Broadband Group, any Trademarks existing as of the Closing that:

                7.1.1 were created or developed by or for or assigned, transferred, conveyed to, or otherwise owned by the TWE Broadband Group and primarily relate to, arise out of or result from the TWE Broadband Business, shall be owned by the TWE Broadband Group; provided that, Trademarks set forth on Schedule E, to the extent they are owned by or licensed to either Group as of the Closing, shall not be allocated to the TWE Broadband Group. Trademarks owned by the TWE Broadband Group pursuant to this Section 7.1.1 are referred to as "TWE Broadband Group Trademarks"; and

                7.1.2 constitute all Trademarks other than the TWE Broadband Group Trademarks created or developed by or for or assigned, transferred, conveyed to, or otherwise owned by TWE or any other member of either Group shall be owned by the TWE Non-Broadband Group. Trademarks set forth on Schedule E, to the extent they are owned by or licensed to either Group as of the Closing, shall also be allocated to the TWE Non-Broadband Group. Trademarks owned by the TWE Non-Broadband Group pursuant to this Section 7.1.2 are referred to as "TWE Non-Broadband Group Trademarks."

        7.2 Allocation of Trademarks Within a Group. Each Group may allocate ownership of Trademarks owned by that Group to the appropriate member within that Group.

        7.3 No rights in TWE Non-Broadband Group Trademarks. For the avoidance of doubt, and notwithstanding anything to the contrary herein, in any Ancillary Agreement or in the TWE Distribution Agreement, all Trademarks other than the TWE Broadband Group Trademarks shall be exclusively owned by the TWE Non-Broadband Group. Nothing in this Agreement, the TWE Distribution Agreement or any Ancillary Agreement changes, alters, limits or expands any current rights that any TWE Broadband Member or any TWE Non-Broadband Member may have been granted as of the Closing by any party to use Trademarks.

8.      IPR FUTURES AND ISSUES OF OWNERSHIP

        8.1     Ownership Unaffected by this Agreement.

                8.1.1 All Software, Proprietary Information, Patents, Content and Trademarks

                (a)     created, developed or made, or,

                (b) other than by operation of this Agreement, otherwise acquired or controlled,

by a member of a Group after the Closing ("IPR Futures")

shall be owned in accordance with applicable law or agreement and such ownership is not covered or in any way provided by this Agreement (other than Section 8.3 and 9 below), the TWE Distribution Agreement or any Ancillary Agreement, except that (i) Patents issuing on applications contained in the definition of Existing TWE Broadband Group Patents and all counterparts, continuations, divisions, reissues, reexaminations and renewals of Existing TWE Broadband Group Patents shall be owned by the TWE Broadband Group and (ii) Patents issuing on applications contained in the definition of

Existing TWE Non-Broadband Group Patents and all counterparts, continuations, divisions, reissues, reexaminations and renewals of Existing TWE Non-Broadband Group Patents shall be owned by the TWE Non-Broadband Group.

        8.2     No Rights or Licenses Granted. Other than

                8.2.1 with respect to Patents included in the definitions of Existing TWE Non-Broadband Group Patents and Existing TWE Broadband Group Patents; and

                8.2.2 as provided in the Patent Assignment, the Trademark and Service Mark Assignment, or the Copyright and Technology Assignment,

no rights or licenses under any IPR Futures are granted pursuant to this Agreement, the TWE Distribution Agreement or any Ancillary Agreement.

        8.3 Issues as to Ownership. In the event that an issue should arise under this Agreement as to the ownership of, or license rights in, particular Software, Proprietary Information, Copyrights, Content, Patents, Trademarks or IPR Futures, the Parties shall discuss and negotiate reasonably in good faith to resolve any such issue.

        8.4 License of Intellectual Property Relating to the Mystro Business. To the extent the Mystro Patents, Mystro Software and the Mystro Proprietary Information is transferred to Holdco, the Parties agree to negotiate in good faith to enter into a license agreement pursuant to which Holdco grants the TWE Broadband Group a non-exclusive, non-transferable, royalty-free license, without the right to sublicense, to the Mystro Patents, the Mystro Software and the Mystro Proprietary Information.

9.      ASSIGNMENT AND SUBLICENSES

        9.1 Assignment Agreements. By the Patent Assignment, the Copyright and Technology Assignment and the Trademark and Service Mark Assignment, (i) concurrently with the TWE Distribution, TWE, on behalf of itself and each of its Subsidiaries, assigns to Holdco any and all right, title and interest of TWE and each of its Subsidiaries in, to and under the Existing TWE Non-Broadband Group Patents, TWE Non-Broadband Group Content, TWE Non-Broadband Group Trademarks, TWE Non-Broadband Group Software and TWE Non-Broadband Group Proprietary Information, and (ii) immediately following the Closing, Holdco, on behalf of itself and each of its Subsidiaries, assigns to TWE any and all rights, title and interest of any TWE Non-Broadband Members in, to and under any Existing TWE Broadband Group Patents, TWE Broadband Group Content, TWE Broadband Group Trademarks, TWE Broadband Group Software and TWE Broadband Group Proprietary Information.

        9.2 Assignment of TWE Non-Broadband IP Licenses. TWE, on behalf of itself and each of its Subsidiaries, does hereby assign, convey, transfer and deliver to Holdco effective concurrently with the TWE Distribution, all of TWE's and each of its Subsidiaries' entire right, title and interest, to, in and under all TWE Non-Broadband IP Licenses, in accordance with the terms of such licenses and only to the extent TWE has the right to do so (subject to its obligations in Section 17.3.1), together with any and all rights and licenses granted to the TWE Non-Broadband Group pursuant to this Agreement. Immediately after the assignment to Holdco set forth in this Section 9.2, TWE and the other TWE Broadband Members shall no longer retain any rights or licenses granted to the TWE Non-Broadband Group pursuant to this Agreement.

        9.3 Assignment of TWE Broadband IP Licenses. Holdco, on behalf of itself and each of its Subsidiaries, does hereby assign, convey, transfer and deliver to TWE effectively immediately following the Closing, all of Holdco's and each of its Subsidiaries' entire right, title and interest, to, in and under all TWE Broadband IP Licenses, in accordance with the terms of such licenses and only to the extent Holdco has the right to do so (subject to its obligations in Section 17.3.1), together with any and all rights and licenses granted to the TWE Broadband Group pursuant to this Agreement. Immediately after the assignment to TWE set forth in this Section 9.3, Holdco and the other TWE Non-Broadband Members shall no longer retain any rights or licenses granted to the TWE Broadband Group pursuant to this Agreement.

        9.4 Sublicense of TWE Non-Broadband Technology Licenses. Effective immediately following the Closing and subject to the terms and conditions of this Agreement, Holdco hereby grants to TWE a non-exclusive, fully paid-up, worldwide, perpetual, non-sublicensable (except as provided in Section 10.2), non-assignable (except as provided in Section 10.1), royalty-free and irrevocable sublicense to use TWE Non-Broadband Technology Licenses that were used in the TWE Broadband Business as of the Closing, in accordance with the terms set forth in such license agreements and only to the extent that Holdco has the right to do so (subject to its obligations in Section 17.3.2 herein).

        9.5 Sublicense of TWE Broadband Technology Licenses. Effective concurrently with the TWE Distribution and subject to the terms and conditions of this Agreement, TWE, on behalf of itself and each other TWE Broadband Member, hereby grants to Holdco a non-exclusive, fully paid-up, worldwide, perpetual, non-sublicensable (except as provided in Section 10.2), non-assignable (except as set forth as provided in Section 10.1), royalty-free and irrevocable sublicense to use TWE Broadband Technology Licenses that were used in the TWE Non-Broadband Business as of the Closing, in accordance with the terms set forth in such license agreements and only to the extent TWE has the right to do so (subject to its obligations in Section 17.3.2 herein).

                9.5.1 Copies of Licensed Software. If certain copies of licensed Software are used exclusively by the TWE Non-Broadband Group and other copies of the Software are used exclusively by the TWE Broadband Group (and assuming those other copies are licensed to TWE as of the Closing), then those copies of the Software used exclusively by the TWE Non-Broadband Group shall be treated as provided in Section 9.2 and those copies of the Software used exclusively by the TWE Broadband Group shall be retained by the TWE Broadband Group.

        9.6 Acquisition of Subsidiary by Holdco. The Parties recognize that one or more Subsidiaries of TWE will no longer be Subsidiaries of TWE following the Closing but will become Subsidiaries of Holdco. Such Subsidiaries shall not be required to assign to Holdco any TWE Non-Broadband IP Licenses under Section 9.2 or any other intellectual property allocated to the TWE Non-Broadband Group pursuant to this Agreement because Holdco will obtain control of such TWE Non-Broadband IP License or other intellectual property through equity ownership of that Subsidiary. Accordingly, to the extent that Holdco obtains as a Subsidiary a Subsidiary of TWE, which Subsidiary would, but for the operation of this Section 9.6, have assigned to Holdco its TWE Non-Broadband IP Licenses by operation of
Section 9.2 or other intellectual property by operation of the Copyright and Technology Assignment, the Patent Assignment or the Trademark and Service Mark Assignment, then the assignment of such rights, and only such rights, shall not be deemed to have been made by operation of the Copyright and Technology Assignment, the Patent Assignment, the Trademark and Service Mark Assignment or
Section 9.2. Otherwise, the assignments of this Agreement are unaffected by this
Section 9.6.

        9.7 Failure of Assignment of TWE Non-Broadband IP Licenses. In the event that a particular TWE Non-Broadband IP License cannot be assigned by TWE to Holdco after assistance has been fully rendered in accordance with the obligations set forth in Section 17.3.1, then, with respect to such a TWE Non-Broadband IP License that is

                9.7.1 an Outbound TWE Non-Broadband IP License, TWE hereby irrevocably appoints Holdco as TWE's exclusive agent for administering such Outbound TWE Non-Broadband IP License and hereby irrevocably assigns to Holdco any and all right, title and interest in and to all royalties and other payments to be paid to TWE pursuant to such Outbound TWE Non-Broadband IP License. TWE shall, on behalf of itself and each of its Subsidiaries, at any time without charge to Holdco, sign all papers, take all rightful oaths, and do all acts which Holdco believes to be necessary, desirable or convenient to effect such appointment and assignment, including sending such letters as Holdco may request directing licensees under such Outbound TWE Non-Broadband IP Licenses to make payments to Holdco.

                9.7.2 an Inbound TWE Non-Broadband IP License, TWE shall, to the fullest extent permitted by such Inbound TWE Non-Broadband IP License, exercise its rights for the maximum benefit and protection of Holdco, and TWE, to the fullest extent permitted without jeopardizing Holdco's license rights under such Inbound TWE Non-Broadband IP License, hereby irrevocably appoints Holdco as an agent for TWE under such Inbound TWE Non-Broadband IP License with full authority to act on behalf of TWE to ensure that the TWE Non-Broadband Group enjoys the maximum benefit and protection of such Inbound TWE Non-Broadband IP License. TWE shall, on behalf of itself and each of its Subsidiaries, at any time without charge to Holdco, sign all papers, take all rightful oaths, and do all acts which Holdco believes to be necessary, desirable or convenient to effect such appointment, including sending such letters as Holdco may request advising licensors of such appointment.

        9.8 Failure of Assignment of TWE Broadband IP Licenses. In the event that a particular TWE Broadband IP License cannot be assigned by Holdco to TWE after assistance has been fully rendered in accordance with the obligations set forth in Section 17.3.1, then, with respect to such a TWE Broadband IP License that is

                9.8.1 an Outbound TWE Broadband IP License, Holdco hereby irrevocably appoints TWE as Holdco's exclusive agent for administering such Outbound TWE Broadband IP License and hereby irrevocably assigns to TWE any and all right, title and interest in and to all royalties and other payments to be paid to Holdco pursuant to such Outbound TWE Broadband IP License. Holdco shall, on behalf of itself and each of its Subsidiaries, at any time without charge to TWE, sign all papers, take all rightful oaths, and do all acts which TWE believes to be necessary, desirable or convenient to effect such appointment and assignment, including sending such letters as TWE may request directing licensees under such Outbound TWE Broadband IP Licenses to make payments to TWE.

                9.8.2 an Inbound TWE Broadband IP License, Holdco shall, to the fullest extent permitted by such Inbound TWE Broadband IP License, exercise its rights for the maximum benefit and protection of TWE, and Holdco, to the fullest extent permitted without jeopardizing TWE's license rights under such Inbound TWE Broadband IP License, hereby irrevocably appoints TWE as an agent for Holdco under such Inbound TWE Broadband IP License with full authority to act on behalf of Holdco to ensure that the TWE Broadband Group enjoys the maximum benefit and protection of such Inbound TWE Broadband IP License. Holdco shall, on behalf of itself and each of its Subsidiaries, at any time without charge to TWE, sign all papers, take all rightful oaths, and do all acts which TWE believes to be necessary, desirable or convenient to effect such appointment, including sending such letters as TWE may request advising licensors of such appointment.

        9.9 Order of Precedence. In the event of any inconsistency between the terms and conditions of this Agreement and those of the Patent Assignment, the Copyright and Technology Assignment, or the Trademark and the Service Mark Assignment, the order of priority shall be first the Patent Assignment, the Copyright and Technology Assignment, or the Trademark and Service Mark Assignment, as applicable, and second this Agreement.

10.     ASSIGNMENT/SUBLICENSING

        10.1    Assignments.

                10.1.1 Neither Party shall assign its rights or obligations under this Agreement without the prior written consent of the other Party, unless such assignment is to a Person who is or becomes an Affiliate of such Party. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors, legal representatives and permitted assigns of each of the Parties.

                10.1.2 Except as provided in Section 10.2 below and subject to the terms and conditions of this Agreement and the Ancillary Agreements, as applicable, each Party shall have the right to assign, transfer, convey, license or use in any manner, any intellectual property, including Software, Proprietary Information, Patents, Content and Trademarks, owned by such Party, whether as a result of allocations, assignments or transfers set forth in or contemplated by this Agreement, the Ancillary Agreements or otherwise.

        10.2 Sublicense Rights. Neither Party shall sublicense any of the intellectual property rights licensed to it pursuant to Sections 2.3, 3.3 or 5.2 hereof without the prior written consent of the other Party, unless such sublicense is to a Person who is or becomes an Affiliate of such Party; provided that, the sublicense granted to such Person shall only be effective for so long as such Person remains an Affiliate of such Party.

11.     INFRINGEMENT

                TWE and Holdco agree to reasonably cooperate with each other in the protection and enforcement of the intellectual property licensed to the other Party pursuant to this Agreement. Licensor may, in its sole discretion, commence or prosecute and effect the disposition of any claims or suits relative to the infringement, misappropriation and/or unlawful use of the licensed intellectual property in its own name and may, with Licensee's permission, such permission not to be unreasonably withheld or delayed, join Licensee as a party in the prosecution of such claims or suits. Licensee agrees to reasonably cooperate with Licensor in connection with any such claims or suits and undertakes to furnish reasonable assistance to Licensor in the conduct of all proceedings in regard thereto. Both Parties shall promptly notify the other party in writing of any infringement, misappropriation or illegal uses by others of the licensed intellectual property.

12.     NO WARRANTIES OR REPRESENTATIONS

                ALL SOFTWARE, PROPRIETARY INFORMATION, PATENTS AND CONTENT COVERED UNDER THIS AGREEMENT ARE FURNISHED "AS IS," WITHOUT ANY SUPPORT, ASSISTANCE, MAINTENANCE OR WARRANTIES OF ANY KIND, WHATSOEVER.

                EACH GROUP ASSUMES TOTAL RESPONSIBILITY AND RISK FOR ITS USE OF ANY SOFTWARE, PATENTS, PROPRIETARY INFORMATION OR CONTENT COVERED BY THIS AGREEMENT. NEITHER GROUP MAKES, AND EACH GROUP EXPRESSLY DISCLAIMS, ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND WHATSOEVER, INCLUDING, BUT NOT LIMITED TO, IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WARRANTIES OF TITLE OR NON-INFRINGEMENT, OR ANY WARRANTY THAT SUCH SOFTWARE, PATENTS, PROPRIETARY INFORMATION OR CONTENT IS "ERROR FREE."

13.     GOVERNING LAW; IP CLAIMS

        13.1 Choice of Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to its principles of conflicts of law. Except as otherwise provided herein, TWE and Holdco, each on behalf of itself and the members of its respective Group, hereby irrevocably submit to the exclusive jurisdiction of the United States District Court for the Southern District of New York, or absent subject matter jurisdiction in that court, the state courts of the State of New York located in New York County for all actions, suits or proceedings arising in connection with this Agreement.

        13.2 Intellectual Property Rights. Notwithstanding any provision in this Agreement, the TWE Distribution Agreement or any Ancillary Agreement, in no event shall any claims, disputes or controversies between the Parties which potentially concern the validity, enforceability, infringement or misappropriation of any intellectual property rights, including any rights protectable under intellectual property law anywhere throughout the world such as Patent, Copyright, trade secret and Trademark law, be subject to resolution by arbitration.

        13.3 Equitable Remedies. The Parties recognize that money damages alone may not be an adequate remedy for any breach or threatened breach of any obligation hereunder involving intellectual property rights or either Party exceeding the scope of its license and rights hereunder. The Parties therefore agree that in addition to any other remedies available hereunder, by law or otherwise, the non-breaching Party shall be entitled to seek injunctive relief against any such continued action by the other Parties.

        13.4 Bankruptcy. This Agreement constitutes a license of "intellectual property" within the meaning of Section 365(n) of the United States Bankruptcy Code. If Section 365(n) of the United States Bankruptcy Code (or any successor provision) is applicable, and the trustee or debtor-in-possession has rejected this Agreement and if the Licensee has elected pursuant to Section 365(n) to retain its rights hereunder, then upon written request of Licensee, to the extent Licensee is otherwise entitled hereunder, the trustee or debtor-in-possession shall provide to Licensee any intellectual property (including embodiments thereof) held or controlled by the trustee or debtor-in-possession.

14.     NOTICE

                Unless otherwise provided in this Agreement, all notices, consents, approvals, waivers and the like made hereunder shall be in written English addressed as provided below, shall reference this Agreement and shall be sent by any of the following methods: (a) certified mail, postage-prepaid, return-receipt requested, (b) a delivery service which requires proof of delivery signed by the recipient or (c) properly-transmitted facsimile followed by written confirmation in accordance with methods (a), (b) or first-class U.S. mail. The date of notice shall be deemed to be the date it was received (in the case of method (c) above, the date of notice shall be deemed to be the date that the facsimile copy is received). A Party may change its address for notice by written notice delivered in accordance with this Section 14.

        If to Holdco to:                       Warner Communications Inc.
                                               c/o AOL Time Warner Inc.
                                               75 Rockefeller Plaza
                                               New York, NY 10019

                                               Attn: General Counsel
                                               Fax:  212-258-3172

        If to TWE to:                          Time Warner Entertainment
                                               Company, L.P.
                                               75 Rockefeller Plaza
                                               New York, NY 10019

                                               Attn: General Counsel
                                               Fax:  212-259-3172

        In each case with a copy to:

                                               Paul, Weiss, Rifkind, Wharton &
                                               Garrison
                                               1285 Avenue of the Americas
                                               New York, New York 10019

                                               Attn: Robert B. Schumer, Esq.
                                               Fax:  212-757-3990

                                               Prior to the consummation of
                                               the AT&T Comcast Merger:

                                               AT&T Corp.
                                               295 North Maple Avenue
                                               Basking Ridge, New Jersey 07920
                                               Attn: Secretary
                                               Fax: 908-953-8360

                                               With a copy to:

                                               Wachtell, Lipton, Rosen & Katz
                                               51 West 52nd Street
                                               New York, New York 10019

                                               Attn: Trevor S. Norwitz
                                               Fax: 212-403-2000

                                               Following the consummation of
                                               the AT&T Comcast Merger:

                                               Comcast Corporation
                                               1500 Market Street
                                               Philadelphia, Pennsylvania 19102
                                               Attn: General Counsel
                                               Fax: 215-981-7794

                                               With a copy to:

                                               Davis Polk & Wardwell
                                               450 Lexington Avenue
                                               New York, New York 10017

                                               Attn: Dennis S. Hersch
                                                     William L. Taylor
                                               Fax: 212-450-4800

15.     FURTHER DUE DILIGENCE

                TWE and Holdco acknowledge that following the execution of this Agreement and prior to the Closing, TWE and Holdco will be conducting further due diligence into the Patents, Content and other intellectual property owned by the Groups. TWE and Holdco agree to work in good faith to ensure that the intellectual property covered by this Agreement has been properly allocated, assigned and licensed to each Group according to principles set forth in this Agreement.

16.     FEES AND EXPENSES

                All Transaction Expenses incurred by either of the Parties or its Affiliates shall be paid as set forth in the Restructuring Agreement.

17.     MISCELLANEOUS

        17.1 No Other Rights. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT OR THE ANCILLARY AGREEMENTS, NO OTHER RIGHTS OR LICENSES ARE GRANTED.

        17.2 No Enforcement Against Third-Party. Notwithstanding any provision of this Agreement or the Ancillary Agreements, in no event shall any member of any Group be required to enforce or otherwise assert against any Person any intellectual property rights.

        17.3 Further Assurances. Each Party covenants to execute upon request any further documents reasonably necessary to effect the express terms and conditions of this Agreement, including such documents as are reasonably necessary to vest title in intellectual property rights as provided in this Agreement. All expenses incurred in connection with such actions shall be paid in accordance with Section 16.

                17.3.1 Assistance with Assignment. TWE, on behalf of itself and each other TWE Broadband Member, and Holdco, on behalf of itself and each other TWE Non-Broadband Member, shall, at any time without charge to the other Party, sign all papers, take all rightful oaths, and do all acts which the other Party believes are necessary, desirable or convenient to assign, convey, transfer and deliver to such other Party any licenses to be assigned pursuant to Section 9.2 or 9.3, and to record such assignments with the appropriate Governmental Authorities, including without limitation, using reasonable efforts to seek consent of any party to any such license for the assignment of the same to the other Party. It is understood and agreed that neither Party shall be required to undertake extraordinary or unreasonable measures to obtain any necessary consent, including making any expenditures or accepting any material changes in the terms of any license agreement for which consent is sought.

                17.3.2 Assistance with Sublicense. TWE, on behalf of itself and each other TWE Broadband Member, and Holdco, on behalf of itself and each other TWE Non-Broadband Member, shall at any time without charge to the other Party, sign all papers, take all rightful oaths, and do all acts which the other Party believes is necessary, desirable or convenient to sublicense to such other Party any licenses to be sublicensed pursuant to Section 9.4. or 9.5, including without limitation, using reasonable efforts to seek consent of any party to any such license for the sublicense of the same to such other Party. It is understood and agreed that neither Party shall be required to undertake extraordinary or unreasonable measures to obtain any necessary consent, including making any expenditures or accepting any material changes in the terms of any license agreement for which consent is sought.

        17.4 Rules of Construction. As used in this Agreement, (i) neutral pronouns and any derivations thereof shall be deemed to include the feminine and masculine and all terms used in the singular shall be deemed to include the plural and vice versa, as the context may require; (ii) the words "hereof," "herein," "hereunder" and other words of similar import refer to this Agreement as a whole, including all exhibits and schedules as the same may be amended or supplemented from time to time, and not to any subdivision of this Agreement;
(iii) the word "including" or any variation thereof means "including, without limitation" and shall not be construed to limit any general statement that it follows to the specific or similar items or matters immediately following it;
(iv) descriptive headings and titles used in this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement; (v) the words "Party" and "Parties" refer, respectively, to each or both parties to this Agreement (vi) reference to a work of authorship or information as being created or developed by a Party means that the work of authorship or information is created or developed by employees of that Party or by such other individuals, such as contractors, who have a duty to assign ownership in such work of authorship or information to such Party. This Agreement shall be fairly interpreted in accordance with its terms and without any strict construction in favor of or against either Party.

        17.5 Amendments. This Agreement may not be amended, changed, supplemented, waived or otherwise modified except by an instrument in writing signed by the Parties.

        17.6 No Waiver. The failure of either Party to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by the other Party with its obligations hereunder, and any custom or practice of the Parties at variance with the terms hereof, shall not constitute a waiver by such Party of its right to exercise any such or other right, power or remedy or to demand such compliance.

        17.7 Third Party Beneficiaries. The provisions of this Agreement and each Ancillary Agreement are solely for the benefit of the Parties and are not intended to confer upon any Person except the Parties any rights or remedies hereunder and there are no third party beneficiaries of this Agreement or any Ancillary Agreement and neither this Agreement nor any Ancillary Agreement shall provide any third person with any remedy, claim, liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement or any Ancillary Agreement. No Party hereto shall have any right, remedy or claim with respect to any provision of this Agreement or any Ancillary Agreement to the extent such provision relates solely to the other Party hereto or the members of such other party's respective Groups. No Party shall be required to deliver any notice under this Agreement or under any Ancillary Agreement to any other Party with respect to any matter in which such other Party has no right, remedy or claim.

        17.8 Force Majeure. No Party shall be deemed in default of this Agreement or any Ancillary Agreement during the period of extension referred to in the next sentence to the extent that any delay or failure in the performance of its obligations under this Agreement or any Ancillary Agreement results from any cause beyond its reasonable control and without its fault or negligence, such as acts of God, criminal or terrorist acts, acts of civil or military authority, embargoes, epidemics, war, riots, insurrections, fires, explosions, earthquakes, floods, unusually severe weather conditions, labor problems or unavailability of parts, or, in the case of computer systems, any failure in electrical or air conditioning equipment. In the event of any such excused delay, the time for performance shall be extended for a period equal to the time lost by reason of the delay, but in no event shall such period of extension exceed 45 days.

        17.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, the Parties.

        17.10 Severability. The provisions of this Agreement are severable, and in the event that any one or more provisions, or any portion thereof, are deemed illegal or unenforceable, the remaining provisions or portions thereof, as the case may be, shall remain in full force and effect unless the deletion of such provision or portion thereof shall cause this Agreement to become materially adverse to either Party, in which event the Parties shall use commercially reasonable efforts to arrive at an accommodation that best preserves for the Parties the benefits and obligations of the offending provision or portion thereof.

        17.11 Entire Agreement. This Agreement together with the Ancillary Agreements set forth the entire agreement and understanding between the Parties as to the subject matter hereof and thereof and merge all prior discussions between them. Neither of the Parties shall be bound by any warranties, understandings or representations with respect to such subject matter other than as expressly provided herein, in prior written agreements, or in a writing executed with or subsequent to the execution of this Agreement by an authorized representative of the Party to be bound thereby.

                IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be duly executed on its behalf by one of its duly authorized officers as of the date first written above.


                                       TIME WARNER ENTERTAINMENT COMPANY, L.P.


                                       By:   /s/ Spencer B. Hays
                                          --------------------------------------
                                          Name:  Spencer B. Hays
                                          Title: Senior Vice President


                                       WARNER COMMUNICATIONS INC.


                                       By:   /s/ Robert D. Marcus
                                          --------------------------------------
                                          Name:  Robert D. Marcus
                                          Title: Senior Vice President

                                   Schedule A

                      Excluded TWE Broadband Group Software




                                      None

                                   Schedule B

                           TWE Broadband Group Patents


------------------------------------------------------------------------------------------------------------------------------------
   PATENT      SERIAL             TWC          ATTORNEY                         TITLE                             INVENTOR(S)
   NUMBER      NUMBER           REFERENCE      REFERENCE
------------------------------------------------------------------------------------------------------------------------------------
  4,577,221  06/676,076         TWC-86-01        H & H      Power Safety Device for CATV Tap-Off Unit       R.A. Skinner, Sr. et.al
------------------------------------------------------------------------------------------------------------------------------------
  4,578,702  06/615,814         TWC-86-02        H & H      CATV Tap-Off Unit with Detachable Directional   W.C. Campbell III
                                                            Coupler
------------------------------------------------------------------------------------------------------------------------------------
  4,684,980  06/615,657         TWC-87-03        H & H      System for Controlling Communications on a      R.M. Rast, et. Al
                                                            Cable Television Network
------------------------------------------------------------------------------------------------------------------------------------
  4,673,976  06/615,778         TWC-87-04        H & H      Cable Television System Data Verification       D. Wreford-Howard
                                                            Apparatus
------------------------------------------------------------------------------------------------------------------------------------
  4,710,956  07/004,850         TWC-87-06        H & H      Cable Television System                         R. M. Rast
------------------------------------------------------------------------------------------------------------------------------------
  4,754,426  07/079,228         TWC-88-05        H & H      System for Controlling Communications on a      R.M. Rast, et. Al
                                                            Cable Television Network
------------------------------------------------------------------------------------------------------------------------------------
  5,898,693  08/400,792         TWC-95-00        H & H      Spectrum Manager For Communication Network      M.P. Vecchi, J. Vaughan
------------------------------------------------------------------------------------------------------------------------------------
  5,805,154  08/572,143         TWC-95-01        H & H      Integrated Broadcast Application with           R. W. Brown
                                                            Broadcast Portion Having Option Display for
                                                            Access to On-Demand Portion
------------------------------------------------------------------------------------------------------------------------------------
  5,818,840  08/572,146         TWC-95-03        H & H      Asymmetric ATM Switch                           M.B. Adams
------------------------------------------------------------------------------------------------------------------------------------
  5,797,010  08/577,210         TWC-95-08        H & H      Multiple Run Time Execution Environment         R.W. Brown
                                                            Support in a Set-Top Processor
------------------------------------------------------------------------------------------------------------------------------------
  5,774,458  08/572,141         TWC-95-11        H & H      Multiplex Amplifiers for Two-Way                L.D. Williamson
                                                            Communication in a Full Service Network
------------------------------------------------------------------------------------------------------------------------------------
  5,819,036  08/572,521         TWC-95-16        H & H      Method for Message Addressing in a Full         M.B. Adams, L.D.
                                                            Service Network                                 Williamson
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
   PATENT      SERIAL             TWC          ATTORNEY                         TITLE                             INVENTOR(S)
   NUMBER      NUMBER           REFERENCE      REFERENCE
------------------------------------------------------------------------------------------------------------------------------------
  5,671,217  08/572,142         TWC-95-17        H & H      Scalable Communications Network Employing       M.B. Adams, L.D.
                                                            Shared Logical Nodes                            Williamson
------------------------------------------------------------------------------------------------------------------------------------
  5,802,448  08/572,439         TWC-95-18        H & H      Method and Apparatus for Processing Requests    R.W. Brown, M.T. Hayashi
                                                            for Interactive Applications Based on System
                                                            Resources
------------------------------------------------------------------------------------------------------------------------------------
  5,822,676  08/572,517         TWC-95-22        H & H      Digital Sterilization of Program Events         M.B. Adams, M.T. Hayashi
------------------------------------------------------------------------------------------------------------------------------------
  5,822,530  08/572,306         TWC-95-23        H & H      Method and Apparatus for Processing Request     R.W. Brown
                                                            for Video-On-Demand Version of Interactive
                                                            Applications
------------------------------------------------------------------------------------------------------------------------------------
  5,995,134  08/572,540         TWC-95-27        H & H      Method and Apparatus for Enticing a Passive     M.T. Hayashi
                                                            Television Viewer by Automatically Playing
                                                            Promotional Presentations of Selectable
                                                            Options in Response to the Viewer's Inactivity
------------------------------------------------------------------------------------------------------------------------------------
  6,340,987  08/572,547         TWC-95-29        H & H      Method and Apparatus for Masking Latency in     M.T. Hayashi
                                                            an Interactive Television Network
------------------------------------------------------------------------------------------------------------------------------------
  6,044,396  08/572,145         TWC-95-35        H & H      Method and Apparatus for Utilizing the          Michael Adams
                                                            Available Bit Rate in a Constrained Variable
                                                            Bit Rate Channel
------------------------------------------------------------------------------------------------------------------------------------
  5,771,435  08/572,144         TWC-95-36        H & H      Method and Apparatus for Processing Requests    R.W. Brown
                                                            for Video Presentations of Interactive
                                                            Applications in which VOD Functionality is
                                                            Provided During NVOD Presentations
------------------------------------------------------------------------------------------------------------------------------------
  5,825,850  08/724,911         TWC-96-02        H & H      Automatic Bypass Switch for Signal Conductor    P. Bren, W.V. Mallette
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
   PATENT      SERIAL             TWC          ATTORNEY                         TITLE                             INVENTOR(S)
   NUMBER      NUMBER           REFERENCE      REFERENCE
------------------------------------------------------------------------------------------------------------------------------------
  5,920,700  08/706,676         TWC-96-03        H & H      Multimedia Content Management for Interactive   Y. Gordon, J.P.
                                                            Digital TV System for Managing the              Luddington
                                                            Addition/Deletion of Media Assets within a
                                                            Network Based on Usage and Media Asset
                                                            Metadata
------------------------------------------------------------------------------------------------------------------------------------
  5,930,361  08/777,611         TWC-96-04        H & H      Video Inversion Detection Apparatus and Method  M.T. Hayashi, M.B.
                                                                                                            Adams, L.D. Williamson
------------------------------------------------------------------------------------------------------------------------------------
  6,124,878  08/771,034         TWC-96-06        H & H      Optimum Bandwidth Utilization in a Shared       M.B. Adams, L.D.
                                                            Cable System Data Channel                       Williamson
------------------------------------------------------------------------------------------------------------------------------------
  5,912,696  08/779,962         TWC-96-07        H & H      Multidimensional Rating System for Media        J.G. Buehl
                                                            Content
------------------------------------------------------------------------------------------------------------------------------------
  5,805,155  08/834,241         TWC-96-08        H & H      Virtual Assets in an Interactive Television     N. Allibhoy, J.G.
                                                            Cable System                                    Buehl, J. Edmonds
------------------------------------------------------------------------------------------------------------------------------------
  6,208,799  08/841,262         TWC-96-09        H & H      VCR Recording Timeslot Adjustment               R. Marsh, J. Edmonds,
                                                                                                            H. Krakirian, M. LaJoie
------------------------------------------------------------------------------------------------------------------------------------
  5,818,440  08/842,542         TWC-96-10        H & H      Automatic Execution of Application on           N. Allibhoy and J.
                                                            Interactive Television                          Edmonds
------------------------------------------------------------------------------------------------------------------------------------
  6,049,333  08/707,326         TWC-96-13     Fish & Neave  System and Method for Providing an Event        M.L. LaJoie, J.B.
                                                            Database in a Telecasting System                Edmonds, N. Allibhoy,
                                                                                                            S.M. Johnson, A.K. Ray,
                                                                                                            T.F. Shaker, Jr.
------------------------------------------------------------------------------------------------------------------------------------
  5,850,218  08/802,833         TWC-96-14     Fish & Neave  Interactive Program Guide with Default          M.J. LaJoie, J.G.
                                                            Selection Control                               Buehl, H.H. Krakirian,
                                                                                                            S.M. Johnson, R.W. Brown
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
   PATENT      SERIAL             TWC          ATTORNEY                         TITLE                             INVENTOR(S)
   NUMBER      NUMBER           REFERENCE      REFERENCE
------------------------------------------------------------------------------------------------------------------------------------
             09/025,577         TWC-96-14A    Fish & Neave  System and Method for Providing a Full          D.L. DeFreese, T.H.
                                                            Service Television System                       Addington, M.L. LaJoie,
                                                                                                            J.G. Buehl
------------------------------------------------------------------------------------------------------------------------------------
             PI-9807709-0     TWC-96-14A BR   Fish & Neave  System and Method for Providing a Full          D.L. DeFreese, T.H.
                                                            Service Television System                       Addington, M.L. LaJoie,
                                                                                                            J.G. Buehl
------------------------------------------------------------------------------------------------------------------------------------
    962096   98906573.5-2217  TWC-96-14A DE   Fish & Neave  System and Method for Providing a Full          D.L. DeFreese, T.H.
                                                            Service Television System                       Addington, M.L. LaJoie,
                                                                                                            J.G. Buehl
------------------------------------------------------------------------------------------------------------------------------------
    962096   98906573.5-2217  TWC-96-14A EPO  Fish & Neave  System and Method for Providing a Full          D.L. DeFreese, T.H.
                                                            Service Television System                       Addington, M.L. LaJoie,
                                                                                                            J.G. Buehl
------------------------------------------------------------------------------------------------------------------------------------
    962096   98906573.5-2217  TWC-96-14A FR   Fish & Neave  System and Method for Providing a Full          D.L. DeFreese, T.H.
                                                            Service Television System                       Addington, M.L. LaJoie,
                                                                                                            J.G. Buehl
------------------------------------------------------------------------------------------------------------------------------------
    962096   98906573.5-2217  TWC-96-14A GB   Fish & Neave  System and Method for Providing a Full          D.L. DeFreese, T.H.
                                                            Service Television System                       Addington, M.L. LaJoie,
                                                                                                            J.G. Buehl
------------------------------------------------------------------------------------------------------------------------------------
    962096   98906573.5-2217  TWC-96-14A IT   Fish & Neave  System and Method for Providing a Full          D.L. DeFreese, T.H.
                                                            Service Television System                       Addington, M.L. LaJoie,
                                                                                                            J.G. Buehl
------------------------------------------------------------------------------------------------------------------------------------
             10-536866        TWC-96-14A JP   Fish & Neave  System and Method for Providing a Full          D.L. DeFreese, T.H.
                                                            Service Television System                       Addington, M.L. LaJoie,
                                                                                                            J.G. Buehl
------------------------------------------------------------------------------------------------------------------------------------
    962096   98906573.5-2217  TWC-96-14A NE   Fish & Neave  System and Method for Providing a Full          D.L. DeFreese, T.H.
                                                            Service Television System                       Addington, M.L. LaJoie,
                                                                                                            J.G. Buehl
------------------------------------------------------------------------------------------------------------------------------------
   98/37695  PCT/US98/03228   TWC-96-14A PCT  Fish & Neave  System and Method for Providing a Full          D.L. DeFreese, T.H.
                                                            Service Television System                       Addington, M.L. LaJoie,
                                                                                                            J.G. Buehl
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
   PATENT      SERIAL      TWC REFERENCE        ATTORNEY                       TITLE                            INVENTOR(S)
   NUMBER      NUMBER                          REFERENCE
--------------------------------------------------------------------------------------------------------------------------------
             09/185,179     TWC-96-14B        Fish & Neave     An Interactive Program Guide for             M.L. LaJoie, J.
                                                               Designating Information on an                Buehl, H.
                                                               Interactive Program Guide Display            Krakirian, S.
                                                                                                            Johnson, R. Brown
--------------------------------------------------------------------------------------------------------------------------------
 6,378,130   08/954,672      TWC-97-01           H & H         Media Server Interconnect Architecture       M.B. Adams
--------------------------------------------------------------------------------------------------------------------------------
             10/004,031      TWC-97-01           H & H         Div/Media Server Interconnect                M.B. Adams
                                                               Architecture
--------------------------------------------------------------------------------------------------------------------------------
             09/709,594      TWC-00-01           H & H         Interactive Broadcast Barker Channel         John Callahan,
                                                               with Direct Buy Option                       Joseph Buehl,
                                                                                                            James Braun
--------------------------------------------------------------------------------------------------------------------------------
             60/215,500      TWC-00-02           H & H         Distributed and Tiered VOD Network           M. Lebar
                                                               with TSID
--------------------------------------------------------------------------------------------------------------------------------
             09/876,677      TWC-00-02           H & H         Hybrid Central/Distributed VOD               M. Lebar
                                                               Network with Tiered Content Structure
--------------------------------------------------------------------------------------------------------------------------------
             PCT/US01/       TWC-00-02           H & H         Hybrid Central/Distributed VOD               M. Lebar
             20432             PCT                             Network with Tiered Content Structure
--------------------------------------------------------------------------------------------------------------------------------
             (Filed          TWC-00-03           H & H         Method and Apparatus to Provide              L. Williamson, D.
             8/2/02)                                           Verification of Data Using a                 Franklin
                                                               Fingerprint
--------------------------------------------------------------------------------------------------------------------------------
             10/053,867      TWC-00-06       Alston & Bird,    Systems and Methods for Packaging,           Joseph G. Buehl,
                                                  LLP          Distributing and Managing Assets in          Darryl Lanay
                                                               Digital Cable Systems                        DeFreese
--------------------------------------------------------------------------------------------------------------------------------
             10/054,719      TWC-00-07       Alston & Bird,    Cable Billing Systems and Methods            Joseph G. Buehl,
                                                  LLP          Enabling Independence of Service             Darryl Lanay
                                                               Marketing and Provisioning from              DeFreese
                                                               Billing and Collection of Revenue
--------------------------------------------------------------------------------------------------------------------------------
             10/054,709      TWC-00-08       Alston & Bird,    Systems and Methods for Establishing         Timothy H.
                                                  LLP          and Administering Sessions in Digital        Addington, Joseph
                                                               Cable Systems                                G. Buehl, Darryl
                                                                                                            L. DeFreese
--------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
   PATENT      SERIAL      TWC REFERENCE        ATTORNEY                       TITLE                        INVENTOR(S)
   NUMBER      NUMBER                          REFERENCE
----------------------------------------------------------------------------------------------------------------------------
             09/956,668      TWC-01-01        Kaye Scholer     Stream Switching for Unlimited           Paul D. Brooks
                                                               Virtual Channel Capacity in HFC CATV
                                                               Networks
----------------------------------------------------------------------------------------------------------------------------
             09/923,038      TWC-01-02        Kaye Scholer     Technique for Reverse Transport of       Paul D. Brooks
                                                               Data in a Hybrid Fiber Coax Cable
                                                               System
----------------------------------------------------------------------------------------------------------------------------
                             TWC-01-02        Kaye Scholer     Technique for Reverse Transport of       Paul D. Brooks
                                PCT                            Data in a Hybrid Fiber Coax Cable
                                                               System
----------------------------------------------------------------------------------------------------------------------------
             09/994,985      TWC-01-03        Kaye Scholer     System and Method for Personalized       Brian N.
                                                               Sequencing of Video Chips                Benschoter, Todd
                                                                                                        P. Callahan
----------------------------------------------------------------------------------------------------------------------------
             10/157,655      TWC-02-01           RAM           Method and Apparatus for Voice-Over      Rich Higgins
                                                               IP Services Triggered by Off-Hook
                                                               Event
----------------------------------------------------------------------------------------------------------------------------
             60/389,017      TWC-02-02        Kaye Scholer     Multi-user Functioning of PVR            Marc Apfelbaum
----------------------------------------------------------------------------------------------------------------------------
             60/387,517      TWC-02-03           RAM           System and Method for Synchronizing      K. Kortright
                                                               the Configuration of Distributed
                                                               Network Management Applications
----------------------------------------------------------------------------------------------------------------------------
             09/752,744     TWC-RR-001           RAM           System and Method for Multicast          Joo C. Chung,
                                                               Stream Failover                          Michael Sun,
                                                                                                        Kenneth Gould,
                                                                                                        Frank Huang
----------------------------------------------------------------------------------------------------------------------------
                            TWC-RR-001           RAM           System and Method for Multicast          Joo C. Chung,
                               PCT                             Stream Failover                          Michael Sun,
                                                                                                        Kenneth Gould,
                                                                                                        Frank Huang
----------------------------------------------------------------------------------------------------------------------------
             09/688,281     TWC-RR-005           RAM           System and Method for Influencing        Frederick J. Oko,
                                                               Dynamic Community Shared Elements of     Jr., Qiyue Sun
                                                               Audio, Video and Text Programming via
                                                               a Polling System
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
   PATENT      SERIAL      TWC REFERENCE      ATTORNEY                     TITLE                          INVENTOR(S)
   NUMBER      NUMBER                        REFERENCE
----------------------------------------------------------------------------------------------------------------------------
             09/548,308     TWC-RR-007          RAM        Attentuation, Delay, Queing, and           Jeff Wasilko
                                                           Message Cacheing Processes for Use in
                                                           E-Mail Protocols in Order to Reduce
                                                           Network Server Loading
----------------------------------------------------------------------------------------------------------------------------
             09/753,127     TWC-RR-008          RAM        System and Method for Selective            Robert D.
                                                           Advertising on a TV Channel                Nicholson, Barrie
                                                                                                      A. Saunders
----------------------------------------------------------------------------------------------------------------------------
             PCT/US01/      TWC-RR-008          RAM        System and Method for Selective            Robert D.
             50540             PCT                         Advertising on a TV Channel                Nicholson, Barrie
                                                                                                      A. Saunders
----------------------------------------------------------------------------------------------------------------------------
             09/816,306     TWC-RR-009          RAM        System and Method for Integration of       Karl Rogers,
                                                           High Quality Video Multi-Casting           Timothy Evard
                                                           Service with an Interactive
                                                           Communication and Information
                                                           Environment Using Internet Protocols
----------------------------------------------------------------------------------------------------------------------------
             60/201,802     TWC-RR-010P         RAM        Enterprise Scale Automated Reporting       Kristopher S.
                                                           and Website Creation                       Kortright
----------------------------------------------------------------------------------------------------------------------------
             09/533,463     TWC-RR-011          RAM        Reduction of Network Server Loading        Howard Pfeffer,
                                                                                                      John Leddy
----------------------------------------------------------------------------------------------------------------------------
             09/731,571     TWC-RR-013          RAM        System and Method for Password             Barbara Huff,
                                                           Authentication for Non-LDAP Regions        Howard Pfeffer,
                                                                                                      Michael Gazillo,
                                                                                                      Jack Cashman
----------------------------------------------------------------------------------------------------------------------------
             10/061,696     TWC-RR-014          RAM        Policy Based Routing System and            John F. Mangan
                                                           Method for Caching and VPN Tunneling
----------------------------------------------------------------------------------------------------------------------------
 5,944,608   08/671,817     TWC-TCI-001        H & H       Computer Software Delivery System          M.J. Reed, M.F.
                                                                                                      Lavery
----------------------------------------------------------------------------------------------------------------------------
 6,126,546   09/352,371    TWC-TCI-001b     Baker Botts    Computer Software Delivery System          M.J. Reed, M.F.
                                                                                                      Lavery
----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
   PATENT        SERIAL      TWC REFERENCE        ATTORNEY                       TITLE                        INVENTOR(S)
   NUMBER        NUMBER                          REFERENCE
------------------------------------------------------------------------------------------------------------------------------

 6,402,618     09/621,678    TWC-TCI-001c          H & H         Computer Software Delivery System        M.J. Reed, M.F.
                                                                                                          Lavery
------------------------------------------------------------------------------------------------------------------------------
 5,577,735     08/132,404    TWC-TCI-001d       Baker Botts      Computer Software Delivery System        M.J. Reed, M.F.
                                                                                                          Lavery
------------------------------------------------------------------------------------------------------------------------------
 5,251,909     07/706,222     TWC-TCI-002       Baker Botts      Secured High Throughput Data Channel     M.J. Reed, M.F.
                                                                 for Public Broadcast System              Lavery
------------------------------------------------------------------------------------------------------------------------------
 5,394,182     08/034,307       TWIG-01            H & H         System for Delivering Digital Sound,     W.R. Klappert,
                                                                 Graphics, Real Time Files and Data       M.L. LaJoie
                                                                 Via Cable
------------------------------------------------------------------------------------------------------------------------------
 4,361,730     06/182,672       WACC-01            H & H         Security Terminal for Use with           T.L. Barber et. Al
                                                                 Two-Way Interactive Cable System
------------------------------------------------------------------------------------------------------------------------------
 5,649,234     08/271,184       WCI-01            Blakely,       Method and Apparatus for Encoding        W. Klappert, M.
                                                 Sokoloff,       Graphical Cues on a Compact Disc         Garburr, M. Lehman
                                              Taylor & Zafman    Synchronized with Lyrics of a Song to
                                                                 be Played Back
------------------------------------------------------------------------------------------------------------------------------

                                   Schedule C

                      Excluded TWE Broadband Group Patents


---------------------------------------------------------------------------------------------------------------------------------
   PATENT      SERIAL       TWC REFERENCE       ATTORNEY                           TITLE                         INVENTOR(S)
   NUMBER      NUMBER                           REFERENCE
---------------------------------------------------------------------------------------------------------------------------------
             10/175,475     TWC-IPV-02-02     Kaye Scholer       Video Stream with Data for Interactive      E. Urdang, D.
                                                                 Processing Interspersed                     Kimble, J. Buehl,
                                                                                                             D. DeFreese
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             R. Benya, S.
                                                                                                             Johnson, J. Buehl,
                                                                                                             D. McElhatten, J.
                                                                 Effective Delivery of Information and       Callahan, L.
                                                                 Entertainment over a Communications         Williamson, J.
             60/377,963     TWC-IPV-02-03     Kaye Scholer       Network                                     Chiddix
---------------------------------------------------------------------------------------------------------------------------------

                                   Schedule D

                         TWE Non-Broadband Group Patents



-----------------------------------------------------------------------------------------------------------------------------------
   PATENT NUMBER    TITLE                              DATE      DATE       APP. NO.     INVENTORS                      ATTORNEY(S)
                                                       ISSUED    FILED
-----------------------------------------------------------------------------------------------------------------------------------
1.   6,418,271      Data structure for representing    07/09/02  09/07/00   09/657,127   Christopher J. Cookson; Lewis   Gottlieb,
                    video program subtitles                                              S. Ostrover; Warren N.          Rackman &
                                                                                         Lieberfarb                      Reisman
-----------------------------------------------------------------------------------------------------------------------------------
2.   6,411,772      Data structure for                 06/25/02  09/07/00   09/656,873   Christopher J. Cookson; Lewis   Gottlieb,
                    distinguishing data of                                               S. Ostrover; Warren N.          Rackman &
                    authorized and unauthorized                                          Lieberfarb                      Reisman
                    publications
-----------------------------------------------------------------------------------------------------------------------------------
3.   6,408,129      Method of processing a plurality   06/18/02  09/07/00   09/657,028   Christopher J. Cookson; Lewis   Gottlieb,
                    of synchronized audio tracks,                                        S. Ostrover; Warren N.          Rackman &
                    including phase inversion of a                                       Lieberfarb                      Reisman
                    selected track
-----------------------------------------------------------------------------------------------------------------------------------
4.   6,356,031      Electroluminescent Plastic         03/12/02  05/03/02   09/563,562   Gregory B. Thagard; John H.     Gottlieb,
                    Devices with an Integral Thin                                        Dargan; Randolph M. Blotky      Rackman &
                    Film Solar Cell                                                                                      Reisman
-----------------------------------------------------------------------------------------------------------------------------------
5.   6,351,596      Content Control of Broadcast       02/26/02  01/07/00   09/479,819   Lewis Ostrover                  Gottlieb,
                    Programs                                                                                             Rackman &
                                                                                                                         Reisman
-----------------------------------------------------------------------------------------------------------------------------------
6.   6,314,575      Telecasting Service for            11/06/01  03/04/97   06/811,418   John K. Billock; Craig D.
                    Providing Video Programs on                                          Cuttner; Kevin C. Dowdell;
                    Demand with an Interactive                                           Elizabeth B. Flanagan; James
                    Interface for Facilitating                                           E. Granger; Henry C. Hsu;
                    Viewer Selection of Video                                            Robert I.M. Martin; Robert
                    Programs [HBO]                                                       May; Nicolas Peck; Michael S.
                                                                                         Pontecorvo; Bruce E. Probst;
                                                                                         Marc D. Rosenberg; Debra R.
                                                                                         Smul; Dennis P. Wilkinson;
                                                                                         Robert M. Zitter
-----------------------------------------------------------------------------------------------------------------------------------
7.   6,266,069      Picture Frame With Electronic      07/24/01  04/05/99   09/286,414   Gregory B. Thagard; John H.     Gottlieb,
                    And Moving Images                                                    Dargan; Randolph M. Blotky      Rackman &
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
       PATENT NUMBER      TITLE                                DATE          DATE
                                                               ISSUED        FILED
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
8.      6,238,084       Watch Or Other Jewelry Article         05/29/01      04/27/99
                        With Replaceable Electronic
                        Images
--------------------------------------------------------------------------------------
9.      6,219,043       Method And System To Replace           04/17/01      02/15/00
                        Sections Of An Encoded Video
                        Bitstream [co-owned with Toshiba]
--------------------------------------------------------------------------------------
10.     6,148,139       Software Carrier With Operating        11/14/00      12/14/98
                        Commands Embedded in Data Blocks


--------------------------------------------------------------------------------------
11.     6,115,534       Software Carrier Whose Play Can        09/05/00      08/04/97
                        Be Controlled by the Software
                        Publisher

--------------------------------------------------------------------------------------
12.     6,084,526       Container With Means for               07/04/00      05/12/99
                        Displaying Still and Moving
                        Images
--------------------------------------------------------------------------------------
13.     6,026,446       Method for Interleaving Data For       02/15/00      08/03/99
                        Seamless Playback Of Multiple
                        Program Versions Having Common
                        Material
--------------------------------------------------------------------------------------
14.     6,006,273       Method For Interleaving Data For       12/21/99      10/15/96
                        Seamless Playback Of Multiple
                        Program Versions Having Common
                        Material
--------------------------------------------------------------------------------------
15.     5,980,401       Backboard And Rim Kit for Wall         11/09/99      11/26/97
                        Mounting

--------------------------------------------------------------------------------------
16.     5,896,454       System and Method For                  04/20/99      03/08/96
                        Controlling Copying And Playing
                        Of Digital
--------------------------------------------------------------------------------------



----------------------------------------------------------------------------
    APP. NO.         INVENTORS                             ATTORNEY(S)

----------------------------------------------------------------------------
                                                           Reisman
----------------------------------------------------------------------------
8.  09/300,663       Randolph M. Blotky; Gregory           Gottlieb,
                     B. Thagard; John H. Dargan            Rackman &
                                                           Reisman
----------------------------------------------------------------------------
9.  09/504,780       Jay Yogeshwar; Sheau-Bao Ng;          Oblon, Spivak,
                     Teiichi Ichikawa; Hiroaki             McClelland,
                     Unno; Hideki Mimura; Tetsuya          Maier & Neustadt
                     Kitamura; Christopher J.
                     Cookson; Greg B. Thagard;
                     Andrew Drusin Rosen
----------------------------------------------------------------------------
10. 09/211,588       Christopher J. Cookson; Lewis         Gottlieb,
                     S. Ostrover; Warren N.                Rackman,
                     Lieberfarb                            Ostrover &
                                                           Reisman
----------------------------------------------------------------------------
11. 08/905,475       Christopher J. Cookson; Lewis         Gottlieb,
                     S. Ostrover; Warren N.                Rackman,
                     Lieberfarb                            Ostrover &
                                                           Reisman
----------------------------------------------------------------------------
12. 09/310,426       Randolph M. Blotky; Gregory           Gottlieb,
                     B. Thagard; John H. Dargan            Rackman &
                                                           Reisman
----------------------------------------------------------------------------
13. 09/368,067       Lewis S. Ostover; Gregory B.          Gottlieb,
                     Hagard; Joseph E. Wall, III;          Rackman &
                     Christopher J. Cookson                Reisman

----------------------------------------------------------------------------
14. 08/730,328       Lewis S. Ostrover; Gregory B.         Gottlieb,
                     Thagard; Joseph E. Wall, III;         Rackman &
                     Christopher J. Cookson                Reisman

----------------------------------------------------------------------------
15. 08/979,229       Mark R. Erlewine                      James Creighton
                                                           Wray; Meera P.
                                                           Narasimhan
----------------------------------------------------------------------------
16. 08/612,567       Christopher J. Cookson; Lewis         Gottlieb,
                     S. Ostrover                           Rackman &
----------------------------------------------------------------------------

----------------------------------------------------------------------------------
  PATENT NUMBER     TITLE                                  DATE          DATE
                                                           ISSUED        FILED
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                    Programs
----------------------------------------------------------------------------------
17. 5,838,874       Audiovisual Encoding System with       11/17/98      06/06/95
                    A Reduced Number of Audio
                    Encoders [co-owned with Toshiba]






----------------------------------------------------------------------------------
18. 5,819,004       Method and System For A User To        10/06/98      06/06/95
                    Manually Alter The Quality Of
                    Previously Encoded Video Frames
                    [co-owned with Toshiba]




----------------------------------------------------------------------------------
19. 5,712,950       System and Method for                  01/27/98      03/12/96
                    Controlling Play of Multiple
                    Dialog Audio Tracks of a
                    Software Carrier
----------------------------------------------------------------------------------
20. 5,684,714       Method And System For A User To        11/04/97      06/06/95
                    Manually Alter The Quality Of
                    Previously Encoded Video
                    Sequence [co-owned with Toshiba]
----------------------------------------------------------------------------------



----------------------------------------------------------------
  APP. NO.     INVENTORS                       ATTORNEY(S)

----------------------------------------------------------------
----------------------------------------------------------------
                                                 Reisman
----------------------------------------------------------------
17. 467,991      Sheau-Bao Ng; Mikhail           Oblon, Spivak,
                 Tsinberg; Massaru Sakurai;      McClelland,
                 David Lehmann; Jay Yogeshwar;   Maier & Neustadt
                 Faramarz Azadegan; Teiichi
                 Ichikawa; Hiroaki Unno;
                 Hideki Mimura; Tetsuya
                 Kitamura; Christopher J.
                 Cookson; Greg B. Thagard;
                 Andrew Drusin Rosen
----------------------------------------------------------------
18.  466,391     Faramarz Azadegan; Jay          Oblon, Spivak,
                 Yogeshwar; Sheau-Bao Ng;        McClelland,
                 David Lehmann; Mikhail          Maier & Neustadt
                 Tsinberg; Hiroaki Unno;
                 Hideki Mimura; Tetsuya
                 Kitamura; Christopher J.
                 Cookson; Greg B. Thagard;
                 Andrew Drusin Rosen
----------------------------------------------------------------
19.  614,205     Christopher J. Cookson; Lewis   Gottlieb,
                 S. Ostrover; Warren N.          Rackman &
                 Lieberfarb                      Reisman

----------------------------------------------------------------
20.  469,370     Jay Yogeshwar; Faramarz         Oblon, Spivak,
                 Azadegan; Sheau-Bao Ng; David   McClelland,
                 Lehmann; Mikhail Tsinberg;      Maier & Neustadt
                 Hiroaki Unno; Hideki Mimura;
                 Tetsuya Kitamura; Christopher
                 J. Cookson; Greg B. Thagard;
                 Andrew Drusin Rosen
----------------------------------------------------------------

------------------------------------------------------------------------------------
       PATENT NUMBER       TITLE                              DATE        DATE
                                                              ISSUED      FILED
------------------------------------------------------------------------------------
21.     5,671,320          System And Method For              09/23/97    06/07/95
                           Controlling Play Of Multiple
                           Dialog Audio Tracks Of A
                           Software Carrier
------------------------------------------------------------------------------------
22.     5,644,507          Method For Interleaving Data For   07/01/97    02/21/96
                           Seamless Playback Of Multiple
                           Program Versions Having Common
                           Material
------------------------------------------------------------------------------------
23.     5,623,424          Rate-Controlled Digital Video      04/22/97    06/06/95
                           Editing Method And System Which
                           Controls Bit Allocation Of A
                           Video Encoder By Varying
                           Quantization Levels [co-owned
                           with Toshiba]
------------------------------------------------------------------------------------
24.     5,619,424          Software Carrier For Storing       04/08/97    10/02/95
                           Digital Data Representative Of
                           Picture Information And
                           Including Pan Scan Data
------------------------------------------------------------------------------------
25.     5,619,249          Telecasting Service For            04/08/97    09/14/94
                           Providing Video Programs On
                           Demand With An Interactive
                           Interface For Facilitating
                           Viewer Selection Of Video
                           Programs [HBO]




------------------------------------------------------------------------------------
26.     5,598,276          System and Method For              01/28/97    12/15/95
                           Controlling Play Of Multiple
                           Versions Of The Same Motion
                           Picture Stored On An Optical Disk
------------------------------------------------------------------------------------
27.     5,576,843          System And Method For              11/19/96    10/29/93
                           Controlling
------------------------------------------------------------------------------------



----------------------------------------------------------------------
 APP. NO.     INVENTORS                       ATTORNEY(S)

----------------------------------------------------------------------
21. 486,611      Christopher J. Cookson; Lewis      Gottlieb,
                 S. Ostrover; Warren N.             Rackman &
                 Lieberfarb                         Reisman

----------------------------------------------------------------------
22. 604,303      Lewis S. Ostrover; Gregory B.      Gottlieb,
                 Thagard; Joseph E. Wall, III;      Rackman &
                 Christopher J. Cookson             Reisman

----------------------------------------------------------------------
23. 466,766      Faramarz Azadegan; Tomoo           Oblon, Spivak,
                 Yamakage; Shin-ichiro Koto;        McClelland,
                 Hiroaki Unno; Hideki Mimua;        Maier & Neustadt
                 Tetsuya Kitamura; Christopher
                 J. Cookson; Greg B. Thagard;
                 Andrew D. Rosen
----------------------------------------------------------------------
24.              Christopher J. Cookson; Lewis      Gottlieb,
                 S. Ostrover; Warren N.             Rackman &
                 Lieberfarb                         Reisman

----------------------------------------------------------------------
25. 305,847      John K. Billock; Craig D.          Fish & Neave;
                 Cuttner; Kevin C. Dowdell;         Joseph M.
                 Elizabeth B. Flanagan; James       Guiliano; Garry
                 E. Granger; Henry C. Hsu;          J. Tuma
                 Robert I.M. Martin; Robert
                 May; Nicolas Peck; Michael S.
                 Pontecorvo; Bruce E. Probst;
                 Marc D. Rosenberg; Debra R.
                 Smul; Dennis P. Wilkinson;
                 Robert M. Zitter
----------------------------------------------------------------------
26. 573,719      Christopher J. Cookson; Lewis      Gottlieb,
                 S. Ostrover; Warren N.             Rackman &
                 Lieberfarb                         Reisman
----------------------------------------------------------------------
27. 144,791      Christopher J. Cookson; Lewis S.   Gottlieb,
----------------------------------------------------------------------

------------------------------------------------------------------------------------------
        PATENT NUMBER      TITLE                                  DATE          DATE
                                                                  ISSUED        FILED
------------------------------------------------------------------------------------------
                           Play Of Multiple
                           Dialog Audio Tracks Of A
                           Software Carrier
------------------------------------------------------------------------------------------
28.     5,574,567          System and Method for                  11/12/96      02/07/96
                           Controlling Play of Multiple
                           Versions of the Same Motion
                           Picture Stored on an Optical Disk
------------------------------------------------------------------------------------------
29.     5,649,234          Method And Apparatus For               07/15/97      07/07/94
                           Encoding Graphical Cues On A
                           Compact Disc Synchronized With
                           The Lyrics Of A Song To Be
                           Played Back
------------------------------------------------------------------------------------------
30.     5,497,241          System And Method For                  03/05/96      10/29/93
                           Controlling Display Of Motion
                           Picture Subtitles In A Selected
                           Language During Play Of A
                           Software Carrier
------------------------------------------------------------------------------------------
31.     5,488,410          System and Method for Disk             01/30/96      10/29/93
                           Software Publishers to Control
                           Disk Distribution
------------------------------------------------------------------------------------------
32.     5,469,370          System And Method For                  11/21/95      10/29/93
                           Controlling Play Of Multiple
                           Audio Tracks Of A Software
                           Carrier
------------------------------------------------------------------------------------------
33.     5,463,565          Data Block Format For Software         10/31/95      10/29/93
                           Carrier And Player Therefor

------------------------------------------------------------------------------------------
34.     5,450,489          System And Method For                  09/12/95      10/29/93
                           Authenticating Software Carriers

------------------------------------------------------------------------------------------


--------------------------------------------------------------------
  APP. NO.       INVENTORS                         ATTORNEY(s)

--------------------------------------------------------------------
                    Ostrover; Warren N. Lieberfarb    Rackman &
                                                      Reisman
-----------------------------------------------------------------------
28.  598,197        Christopher J. Cookson; Lewis     Gottlieb,
                    S. Ostrover; Warren N.            Rackman &
                    Lieberfarb                        Reisman

-----------------------------------------------------------------------
29.  271,184        Walt Klappert; Max Garbutt;       Blakely,
                    Michael Lehman                    Sokoloff,
                                                      Taylor & Zafman
-----------------------------------------------------------------------
30.  144,793        Lewis S. Ostrover;                Gottlieb,
                    Christopher J. Cookson;           Rackman &
                    Warren N. Lieberfarb              Reisman
-----------------------------------------------------------------------
31.  145,979        Lewis S. Ostrover;                Gottlieb,
                    Christopher J. Cookson;           Rackman &
                    Warren N. Lieberfarb              Reisman
-----------------------------------------------------------------------
32.  145,326        Lewis S. Ostrover;                Gottlieb,
                    Christopher J. Cookson;           Rackman &
                    Warren N. Lieberfarb              Reisman
-----------------------------------------------------------------------
33.  146,440        Christopher J. Cookson; Lewis     Gottlieb,
                    S. Ostover                        Rackman &
                                                      Reisman
-----------------------------------------------------------------------
34.  144,829        Lewis S. Ostrover;                Gottlieb,
                    Christopher J. Cookson            Rackman &
                                                      Reisman
--------------------------------------------------------------------

------------------------------------------------------------------------------------
        PATENT NUMBER      TITLE                              DATE        DATE
                                                              ISSUED      FILED
------------------------------------------------------------------------------------
35.     5,440,677          Method And Apparatus For           08/08/95    07/01/92
                           Processing Audio And Graphic
                           Images To Create An Interleaved
                           File Suitable For Use As A
                           CD-ROM Product
------------------------------------------------------------------------------------
36.     5,400,077          System For Generating Multiple     03/21/95    10/29/93
                           Aspect Ratio Video Signals From
                           Motion Picture Disk Recorded In
                           A Single Aspect Ratio
------------------------------------------------------------------------------------
37.     5,359,725          Method Of Creating CD-ROM Image    10/25/94    10/15/91
                           Of Files Of Different Format
                           With Proper Directories To Be
                           Read By Respective Operating
                           Systems
------------------------------------------------------------------------------------
38.     5,280,572          Method And Apparatus For Storing   01/18/94    06/22/90
                           Text Data In Subcode Packs

------------------------------------------------------------------------------------
39.     5,161,034          Branching Table For Interactive    11/03/92    07/18/89
                           Video Display


------------------------------------------------------------------------------------
40.     4,992,886          Method And Apparatus For           02/12/91    12/20/88
                           Encoding Data Within The Subcode
                           Channel Of A Compact Disc Or
                           Laser Disc
------------------------------------------------------------------------------------
41.     4,942,551          Method and Apparatus For Storing   07/17/90    06/24/88
                           MIDI Information In Subcode Packs


------------------------------------------------------------------------------------
42.     4,888,596          Method and Apparatus for           12/19/89    04/19/88
                           Determining Earth Station
                           Parameters such as Rain Margin,
                           with Attenuation Pads [HBO]
------------------------------------------------------------------------------------
43.     4,742,561          Apparatus for Generating Signals   05/03/88    09/10/85
                           Useful for Testing the
                           Sensitivity of Microwave
                           Receiving Equipment [HBO]
------------------------------------------------------------------------------------



---------------------------------------------------------------
 APP. NO.     INVENTORS                       ATTORNEY(s)

------------------------------------------------------------------
35. 906,712      Michael B. Case; Michael L.     Blakely,
                 LaJoie; Walter R. Klappert;     Sokoloff,
                 James A. Bumgardner             Taylor & Zafman


------------------------------------------------------------------
36. 144,792      Christopher J. Cookson; Lewis   Gottlieb,
                 S. Ostrover; Warren N.          Rackman &
                 Lieberfarb                      Reisman

------------------------------------------------------------------
37. 776,661      Ben L. Garcia; Walter R.        Blakely,
                 Klappert; Edward Harmon         Sokoloff,
                                                 Taylor & Zafman


------------------------------------------------------------------
38. 543,044      Michael Case; Walter R.         Blakely,
                 Klappert                        Sokoloff,
                                                 Taylor & Zafman
------------------------------------------------------------------
39. 381,574      Walter R. Klappert              Blakely,
                                                 Sokoloff,
                                                 Taylor and
                                                 Zafman
------------------------------------------------------------------
40. 287,423      Walter R. Klappert              Blakely,
                                                 Sokoloff,
                                                 Taylor and
                                                 Zafman
------------------------------------------------------------------
41. 211,355      Walter R. Klappert, Alan J.     Blakely,
                 McPherson                       Sokoloff,
                                                 Taylor and
                                                 Zafman
------------------------------------------------------------------
42. 183,596      Virgilio D. Conanan             Kevin McMahon;
                                                 Daniel A. DeVito


------------------------------------------------------------------
43. 774,324      M. Scott Tipton                 Wayne M. Kennard



------------------------------------------------------------------

-------------------------------------------------------------------------------------
        PATENT NUMBER      TITLE                              DATE        DATE
                                                              ISSUED      FILED
-------------------------------------------------------------------------------------
44.     4,709,415          T-Carrier Fiber Optic Modem        11/24/87    11/14/86


-------------------------------------------------------------------------------------
45.     4,695,832          Analog Color Selector [HBO]        09/22/87    11/07/83
-------------------------------------------------------------------------------------
46.     4,638,357          Audio Scrambler [HBO]              01/20/87    01/20/84
-------------------------------------------------------------------------------------
47.     4,110,017          Low-Frequency Sound Program        08/29/78    06/03/77
                           Generation

-------------------------------------------------------------------------------------
48.     D401,643           Vehicle                            11/24/98    04/25/97

-------------------------------------------------------------------------------------
49.     D396,883           Book With An External              08/11/98    05/22/97
                           Three-Dimensional Character

-------------------------------------------------------------------------------------
50.     D396,662           Vehicle                            08/04/98    04/18/97

-------------------------------------------------------------------------------------
51.     D396,433           Vehicle                            07/28/98    04/18/97

-------------------------------------------------------------------------------------
52.     D394,672           Book With External                 05/26/98    05/22/97
                           Three-Dimensional Character

-------------------------------------------------------------------------------------
53.     D394,453           Book With External                 05/19/98    05/22/97
                           Three-Dimensional Character

-------------------------------------------------------------------------------------
54.     D389,111           Set Of Rear Fins For A Vehicle     01/13/98    12/08/95

-------------------------------------------------------------------------------------
55.     D386,523           Book With External                 11/18/97    11/02/95
                           Three-Dimensional character

-------------------------------------------------------------------------------------
56.     D375,704           Vehicle                            11/19/96    12/08/95

-------------------------------------------------------------------------------------
57.     D370,884           Boat                               06/18/96    06/14/95

-------------------------------------------------------------------------------------


----------------------------------------------------------------
  APP. NO.     INVENTORS                       ATTORNEY(s)

-------------------------------------------------------------------
44.  930,456      John J. Prisco                  Gottlieb,
                                                  Rackman &
                                                  Reisman
-------------------------------------------------------------------
45.  549,564      Dov Jacobson                    Wayne M. Kennard
-------------------------------------------------------------------
46.  572,445      Paul A. Heimbach                Wayne M. Kennard
-------------------------------------------------------------------
47.  803,212      Thomas L. McCormack; Albert     Gottlieb,
                  P. Green                        Rackman &
                                                  Reisman
-------------------------------------------------------------------
48.  69,922       Jacques Rey; Barbara Ling;      Notaro &
                  Joel Schumacher                 Michalos
-------------------------------------------------------------------
49.  71,167       Paula Allen; Michael Harkavy    Blakely,
                                                  Sokoloff,
                                                  Taylor & Zafman
-------------------------------------------------------------------
50.  69,846       Harald Belker; Barbara Ling;    Notaro &
                  Joel Schumacher                 Michalos
-------------------------------------------------------------------
51.  69,848       Harald Belker; Barbara Ling;    Notaro &
                  Joel Schumacher                 Michalos
-------------------------------------------------------------------
52.  71,165       Paula Allen, Michael Harkavy    Blakely,
                                                  Sokoloff,
                                                  Taylor & Zafman
-------------------------------------------------------------------
53.  71,166       Paula Allen, Michael Harkavy    Blakely,
                                                  Sokoloff,
                                                  Taylor & Zafman
-------------------------------------------------------------------
54.  48,767       Tim Flattery; Barbara Ling;     Notaro &
                  Joel Schumacher                 Michalos
-------------------------------------------------------------------
55.  45,934       Paula Allen, Michael Harkavy    Blakely,
                                                  Sokoloff,
                                                  Taylor & Zafman
-------------------------------------------------------------------
56.  47,605       Tim Flattery; Barbara Ling;     Notaro &
                  Joel Schumacher                 Michalos
-------------------------------------------------------------------
57.  39,526       Tim Flattery; Barbara Ling;     Notaro &
                  Joel Schumacher                 Michalos
-------------------------------------------------------------------

------------------------------------------------------------------------------------
        PATENT NUMBER      TITLE                              DATE        DATE
                                                              ISSUED      FILED
------------------------------------------------------------------------------------
58.     D329,321           Head Dress                         09/15/92    10/18/89

------------------------------------------------------------------------------------
59.     D321,732           Aerial Toy                         11/19/91    09/20/89

------------------------------------------------------------------------------------
60.     D311,882           Car Or Similar Article             11/06/90    04/28/89

------------------------------------------------------------------------------------


----------------------------------------------------------------
  APP. NO.     INVENTORS                       ATTORNEY(s)

-------------------------------------------------------------------
58.  423,107      Robert Ringwood                 Notaro &
                                                  Michalos
-------------------------------------------------------------------
59.  410,246      Anton Furst                     Notaro &
                                                  Michalos
-------------------------------------------------------------------
60.  345,559      Anton Furst                     Notaro &
                                                  Michalos
-------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
      PATENT        TITLE                    DATE      DATE FILED         APP. NO.       INVENTORS                ATTORNEY(s)
      NUMBER                                ISSUED
-------------------------------------------------------------------------------------------------------------------------------
61.                 Image & Audio                       4/11/01          09/833,033     Craig Cuttner; Robert    Fish & Neave
                    Degradation Simulator                                               M. Zitter

-------------------------------------------------------------------------------------------------------------------------------
62.                 XML Data Definitions                12/12/01         10/016,679     J. Camador; Michael      Fish & Neave
                    for Digital Asset                                                   Gabriel; C. Gao; Carl
                    Cataloging & Data                                                   Hixson; Anne Moroney;
                    Exchange                                                            A. Nileshwar; Bruce
                                                                                        Probst; W. Wang; B. K.
                                                                                        Wong
-------------------------------------------------------------------------------------------------------------------------------
63.                 Systems & Methods for               7/15/02          60/396119      Craig Cuttner            Kenyon &
                    Performing Quality                                                                           Kenyon
                    Assurance on
                    Interactive
                    Television & Software
                    Application Data
                    Delivered via a
                    Network (Provisional
                    Patent Application)
-------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

APPLICATION       TITLE                                                     DATE        INVENTORS               ATTORNEY(s)
NUMBER                                                                      FILED
-----------------------------------------------------------------------------------------------------------------------------------
60/380,674        Media Program with Interactive Feature [Provisional]      05/14/02    Paul Hemstreet; Ezra    O'Melveny & Myers
                                                                                        Green
-----------------------------------------------------------------------------------------------------------------------------------
10/115,335        Methods and Apparatus for Uniquely Identifying a Large    04/02/02    Chris Odgers; Alan      Gottlieb, Rackman &
                  Number of Film Prints                                                 Bell                    Reisman
-----------------------------------------------------------------------------------------------------------------------------------
10/047,071        A Data Structure for Allowing Play of a Video Program     01/15/02    Christopher J.          Gottlieb, Rackman &
                  in Multiple Aspect Ratios                                             Cookson; Lewis S.       Reisman
                                                                                        Ostrover; Warren N.
                                                                                        Lieberfarb
-----------------------------------------------------------------------------------------------------------------------------------
10/002,837        A TV Receiver Providing Alternate Audio Tracks for a      11/01/02    Jamie Kellner; Wayne    Gottlieb, Rackman &
                  Program                                                               M. Smith                Reisman
-----------------------------------------------------------------------------------------------------------------------------------
10/002,075        A TV Receiver with Individually Programmable SAP Channel  11/01/02    Jamie Kellner; Wayne    Gottlieb, Rackman &
                                                                                        M. Smith                Reisman
-----------------------------------------------------------------------------------------------------------------------------------
09/942,813        Asymmetrical Stroboscopy                                  08/30/01    Paul R. Klamer          Gottlieb, Rackman &
                                                                                                                Reisman
-----------------------------------------------------------------------------------------------------------------------------------
60/315,252        Layered Resolution Image Manipulation Scheme              08/27/01    Christopher J.          Gottlieb, Rackman &
                  [Provisional]                                                         Cookson; Paul R.        Reisman
                                                                                        Klamer
-----------------------------------------------------------------------------------------------------------------------------------
09/921,420        Apparatus for Generating Content Codes for Audiovisual    08/02/01    Lewis S. Ostrover       Gottlieb, Rackman &
                  Programs by Multiple Viewers                                                                  Reisman

-----------------------------------------------------------------------------------------------------------------------------------
09/921,044        Apparatus for Generating Content Codes for Audiovisual    08/02/01    Lewis S. Ostrover       Gottlieb, Rackman &
                  Programs                                                                                      Reisman
-----------------------------------------------------------------------------------------------------------------------------------
09/882,163        Improved Container with Means for Displaying Still and    06/15/01    Gregory B. Thagard;     Gottlieb, Rackman &
                  Moving Images                                                         John H. Dargan;         Reisman
                                                                                        Randolph M. Blotky
-----------------------------------------------------------------------------------------------------------------------------------
09/864,513        Watch or other Jewelry Article with Replaceable           05/24/01    Gregory B. Thagard;     Gottlieb, Rackman &
                  Electronic Images                                                     John H. Dargan;         Reisman
                                                                                        Randolph M. Blotky
-----------------------------------------------------------------------------------------------------------------------------------
09/846,412        Game Court for Elevated Goal Ball Game and Game Played    05/01/01    Mason Gordon            O'Melveny & Myers
                  Thereon
-----------------------------------------------------------------------------------------------------------------------------------
09/657,130        A Data Structure for Allowing Play of a Video Program     09/07/00    Christopher J.          Gottlieb, Rackman &
                  in Multiple Aspect Ratios                                             Cookson; Lewis S.       Reisman
                                                                                        Ostrover; Warren N.
                                                                                        Lieberfarb
-----------------------------------------------------------------------------------------------------------------------------------
09/657,128        A Data Structure for Allowing Play of a Video Program     09/07/00    Christopher J.          Gottlieb, Rackman &
                  in Multiple Aspect Ratios                                             Cookson; Lewis S.       Reisman
                                                                                        Ostrover; Warren N.
                                                                                        Lieberfarb
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

APPLICATION       TITLE                                                     DATE        INVENTORS               ATTORNEY(s)
NUMBER                                                                      FILED
-----------------------------------------------------------------------------------------------------------------------------------
09/657,125        A Data Structure for Allowing Play of a Video Program     09/07/02    Christopher J.          Gottlieb, Rackman &
                  in Multiple Aspect Ratios                                             Cookson; Lewis S.       Reisman
                                                                                        Ostrover; Warren N.
                                                                                        Lieberfarb
-----------------------------------------------------------------------------------------------------------------------------------
09/656,907        A Data Structure for Allowing Play of a Video Program     09/07/00    Christopher J.          Gottlieb, Rackman &
                  in Multiple Aspect Ratios                                             Cookson; Lewis S.       Reisman
                                                                                        Ostrover; Warren N.
                                                                                        Lieberfarb
-----------------------------------------------------------------------------------------------------------------------------------
09/656,695        A Data Structure for Allowing Play of a Video Program     09/07/00    Christopher J.          Gottlieb, Rackman &
                  in Multiple Aspect Ratios                                             Cookson; Lewis S.       Reisman
                                                                                        Ostrover; Warren N.
                                                                                        Lieberfarb
-----------------------------------------------------------------------------------------------------------------------------------
09/619,136        Floor Structure                                           07/18/00    Mason Gordon            O'Melveny & Myers
-----------------------------------------------------------------------------------------------------------------------------------
09/616,546        Method and Apparatus for Archiving in and Retrieving      07/14/00    Barbara Broliatti;
                  Images From a Digital Image Library                                   Christopher Grakal;
                                                                                        Lisa Janney; Marisa
                                                                                        O'Neil; Thomas Smith
-----------------------------------------------------------------------------------------------------------------------------------
09/551,438        Personalized Electronic Information Subscription Service  04/18/00    Gregory B. Thagard;     Gottlieb, Rackman &
                                                                                        John H. Dargan;         Reisman
                                                                                        Randolph M. Blotky
-----------------------------------------------------------------------------------------------------------------------------------
09/536,110        Integrated Digital Production Line for Full-Motion        03/24/00    Randolph M. Blotky      Gottlieb, Rackman &
                  Visual Effects                                                                                Reisman
-----------------------------------------------------------------------------------------------------------------------------------
09/426,238        A Book with Electronic Display                            10/25/99    Gregory B. Thagard;     Gottlieb, Rackman &
                                                                                        John H. Dargan;         Reisman
                                                                                        Randolph M. Blotky
-----------------------------------------------------------------------------------------------------------------------------------
09/390,242        Electronic Baseball Card and Stand for the Same           09/03/99    Gregory B. Thagard;     Gottlieb, Rackman &
                                                                                        John H. Dargan;         Reisman
                                                                                        Randolph M. Blotky
-----------------------------------------------------------------------------------------------------------------------------------
09/300,042        Clothing with Image Display                               04/27/99    Gregory B. Thagard;     Gottlieb, Rackman &
                                                                                        John H. Dargan;         Reisman
                                                                                        Randolph M. Blotky
-----------------------------------------------------------------------------------------------------------------------------------
09/286,559        A remote Control Device with Built-In Display             04/05/99    Gregory B. Thagard;     Gottlieb, Rackman &
                                                                                        John H. Dargan;         Reisman
                                                                                        Randolph M. Blotky
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
CORRESPONDING U.S.     TITLE                                 COUNTRY           PATENT NO.        DATE ISSUED    ATTORNEY(s)
PATENT
-----------------------------------------------------------------------------------------------------------------------------------
5,896,454              System and Method For Controlling                                                        Gottlieb, Rackman &
                       Copying And Playing Of Digital                                                           Reisman
                       Programs
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Australia         711643            02/03/02
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Canada            2,232,708         08/08/00
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Japan             308594            08/30/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             S. Korea          308594            04/20/99
-----------------------------------------------------------------------------------------------------------------------------------
5,644,507              Method For Interleaving Data For                                                         Gottlieb, Rackman &
                       Seamless Playback Of Multiple                                                            Reisman
                       Program Versions Having Common
                       Material
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Australia         690871            08/13/98
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Canada            2,218,657         04/18/00
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Japan             3,016,598         12/24/99
-----------------------------------------------------------------------------------------------------------------------------------
5,576,843              System And Method For Controlling                                                        Gottlieb, Rackman &
                       Play Of Multiple Dialog Audio                                                            Reisman
                       Tracks Of A Software Carrier
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Austria           E204689           08/22/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Austria           E211293-1         12/19/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Australia         687456            07/02/98
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Australia         206,237-1         09/26/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Belgium           0971354           09/26/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Belgium           0971357           12/19/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Canada            2,174,320         04/27/99
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Switzerland       0971354           09/26/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Switzerland       0971357           12/19/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Germany           69429549.3        12/19/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Germany           99120117.9        9/26/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Eur. Pat. Comm.   0726012           08/22/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Eur. Pat. Comm.   0971357           12/19/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Eur. Pat. Comm.   0971354           09/26/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Spain             0971354           09/26/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Spain             0971357           12/19/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             France            0971354           09/26/01
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
CORRESPONDING U.S.     TITLE                                 COUNTRY           PATENT NO.        DATE ISSUED    ATTORNEY(s)
PATENT
-----------------------------------------------------------------------------------------------------------------------------------
                                                             France            0971357           12/19/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             United Kingdom    0971354           09/26/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             United Kingdom    0971357           12/19/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Greece            2001 04017        09/26/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Greece            3036894           09/26/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Greece            0971357           12/19/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Hong Kong         1026294           01/25/02
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Ireland           0971354           09/26/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Ireland           0971357           12/19/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Italy             26603 BE/2        09/26/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Italy             2179BE/2002       12/19/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Japan             2892159           02/26/99
-----------------------------------------------------------------------------------------------------------------------------------
                                                             South Korea       253675            01/26/00
-----------------------------------------------------------------------------------------------------------------------------------
                                                             South Korea       253676            01/26/00
-----------------------------------------------------------------------------------------------------------------------------------
                                                             South Korea       253677            01/26/00
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Luxembourg        0971354           09/26/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Luxembourg        0971357           12/19/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Monaco            0971354           09/26/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Monaco            0971357           12/19/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Netherlands       0971354           09/26/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Netherlands       0971357           12/19/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Portugal          0971354           09/26/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Portugal          0971357           12/19/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Sweden            0971354           09/26/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Sweden            1971357           12/19/01
-----------------------------------------------------------------------------------------------------------------------------------
5,574,567              System and Method for Controlling                                                        Gottlieb, Rackman &
                       Play of Multiple Versions of the                                                         Reisman
                       Same Motion Picture Stored on an
                       Optical Disk
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Australia         678629            09/26/97
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Canada            2,175,363         12/21/99
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Germany           0967799           09/26/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Germany           0969664           09/26/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Eur. Pat. Comm.   0726013           03/07/01
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
CORRESPONDING U.S.     TITLE                                 COUNTRY           PATENT NO.        DATE ISSUED    ATTORNEY(s)
PATENT
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Eur. Pat. Comm.   967799            09/26/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Eur. Pat. Comm.   0969664           09/26/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Greece            3036944           09/26/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Greece            3036891           09/26/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Hong Kong         1024999           01/18/02
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Hong Kong         1024567           01/28/02
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Japan             2887900           02/19/99
-----------------------------------------------------------------------------------------------------------------------------------
                                                             South Korea       255873            02/17/00
-----------------------------------------------------------------------------------------------------------------------------------
5,497,241              System And Method For Controlling                                                        Gottlieb, Rackman &
                       Display Of Motion Picture Subtitles                                                      Reisman
                       In A Selected Language During Play
                       Of A Software Carrier
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Austria           ATE295986         09/19/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Austria           E210912-1         12/12/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Australia         678630            09/25/97
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Belgium           0973332           09/19/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Belgium           21973BE           12/12/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Canada            2,174,111         03/30/99
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Switzerland       0973332           09/19/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Switzerland       0971536           09/26/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Germany           69428382.7        09/19/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Germany           68429445.4        12/12/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Denmark           0973332           09/19/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Denmark           0726014           12/12/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Eur. Pat. Comm.   0971536           09/26/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Spain             0973332           09/19/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Spain             0726014           12/12/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             France            0973332           09/19/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             France            0726014           12/12/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             United Kingdom    0973332           09/19/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             United Kingdom    0726014           12/12/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Greece            3036892           09/26/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Greece            3036991           09/19/01
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
CORRESPONDING U.S.     TITLE                                 COUNTRY           PATENT NO.        DATE ISSUED    ATTORNEY(s)
PATENT
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Greece            0726014           12/12/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Hong Kong         1024998           01/18/02
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Ireland           0973332           09/19/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Ireland           0726014           12/12/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Italy             25870 BE/2        09/19/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Italy             21973BE/2002      12/12/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Japan             2883735           05/05/99
-----------------------------------------------------------------------------------------------------------------------------------
                                                             South Korea       220446            06/22/99
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Luxembourg        0973332           09/19/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Luxembourg        0726014           12/12/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Monaco            0973332           09/19/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Monaco            0726014           12/12/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Netherlands       0973332           09/19/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Netherlands       0726014           12/12/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Portugal          0973332           09/12/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Portugal          0726014           12/12/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Sweden            0973332           09/19/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Sweden            0726014           12/12/01
-----------------------------------------------------------------------------------------------------------------------------------
5,488,410              System and Method for Disk Software                                                      Gottlieb, Rackman &
                       Publishers to Control Disk                                                               Reisman
                       Distribution
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Austria           ATE2062661        09/26/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Australia         675185            05/13/97
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Australia         703544            07/08/99
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Belgium           0977444           09/26/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Canada            2,174,112         05/02/00
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Switzerland       0977444           09/26/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Germany           69428473.4        09/26/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Denmark           0977444           09/26/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Eur. Pat Comm.    0726016           12/20/00
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Eur. Pat Comm.    0975179           06/05/02
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Spain             0977444           09/26/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             France            0977444           09/26/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                             United Kingdom    0977444           09/26/01
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
CORRESPONDING      TITLE                          COUNTRY       PATENT NO.      DATE FILED  ATTORNEY(s)
U.S. PATENT
----------------------------------------------------------------------------------------------------------------
                                                  Greece         3036897        09/26/01
----------------------------------------------------------------------------------------------------------------
                                                  Hong Kong      1025456        02/01/02
----------------------------------------------------------------------------------------------------------------
                                                  Ireland        0977444        09/26/01
----------------------------------------------------------------------------------------------------------------
                                                  Italy          26604BE/20     09/26/01
----------------------------------------------------------------------------------------------------------------
                                                  Japan          3012335        12/10/99
----------------------------------------------------------------------------------------------------------------
                                                  South Korea    235288         09/22/99
----------------------------------------------------------------------------------------------------------------
                                                  Luxembourg     0977444        09/26/01
----------------------------------------------------------------------------------------------------------------
                                                  Monaco         0977444        09/26/01
----------------------------------------------------------------------------------------------------------------
                                                  Netherlands    0977444        09/26/01
----------------------------------------------------------------------------------------------------------------
                                                  Portugal       0977444        09/26/01
----------------------------------------------------------------------------------------------------------------
                                                  Sweden         0977444        09/26/01
----------------------------------------------------------------------------------------------------------------
5,469,370          System And Method For                                                    Gottlieb, Rackman
                   Controlling Play Of Multiple                                             & Reisman
                   Audio Tracks Of A Software
                   Carrier
----------------------------------------------------------------------------------------------------------------
                                                  Australia      673635         03/12/97
----------------------------------------------------------------------------------------------------------------
                                                  Canada         2,175,064      11/18/97
----------------------------------------------------------------------------------------------------------------
                                                  Eur. Pat.      0729621        06/28/00
                                                  Comm.
----------------------------------------------------------------------------------------------------------------
                                                  Japan          2948911        07/02/99
----------------------------------------------------------------------------------------------------------------
                                                  South Korea    211554         05/04/99
----------------------------------------------------------------------------------------------------------------
5,463,565          Data Block Format For                                                    Gottlieb, Rackman
                   Software Carrier And Player                                              & Reisman
                   Therefor
----------------------------------------------------------------------------------------------------------------
                                                  Australia      673783         03/25/97
----------------------------------------------------------------------------------------------------------------
                                                  Canada         2,174,225      02/15/00
----------------------------------------------------------------------------------------------------------------
                                                  Eur. Pat.      0727074        06/28/00
                                                  Comm.
----------------------------------------------------------------------------------------------------------------
                                                  Japan          3272364        01/25/02
----------------------------------------------------------------------------------------------------------------
                                                  South Korea    231632         10/31/95
----------------------------------------------------------------------------------------------------------------
5,450,489          System And Method For                                                    Gottlieb, Rackman
                   Authenticating Software                                                  & Reisman
                   Carriers
----------------------------------------------------------------------------------------------------------------
                                                  Australia      673634         03/12/97
----------------------------------------------------------------------------------------------------------------
                                                  Canada         2,175,063      12/30/97
----------------------------------------------------------------------------------------------------------------
                                                  Eur. Pat.      0728358        03/07/01
                                                  Comm.
----------------------------------------------------------------------------------------------------------------
                                                  Japan          2942357        06/18/99
----------------------------------------------------------------------------------------------------------------
                                                  South Korea    232119         09/03/99
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
CORRESPONDING      TITLE                          COUNTRY       PATENT NO.      DATE FILED  ATTORNEY(s)
U.S. PATENT
----------------------------------------------------------------------------------------------------------------
5,400,077          System For Generating                                                    Gottlieb, Rackman
                   Multiple Aspect Ratio Video                                              & Reisman
                   Signals From Motion Picture
                   Disk Recorded In A Single
                   Aspect Ratio
----------------------------------------------------------------------------------------------------------------
                                                  Australia      671366         12/17/96
----------------------------------------------------------------------------------------------------------------
                                                  Japan          2925328        05/07/99
----------------------------------------------------------------------------------------------------------------
                                                  South Korea    236030         09/29/99
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
CORRESPONDING      TITLE                          COUNTRY        APP. NO.       DATE FILED  ATTORNEY(s)
U.S. PATENT/APP
----------------------------------------------------------------------------------------------------------------
5,896,454          System and Method For                                                    Gottlieb, Rackman
                   Controlling Copying And                                                  & Reisman
                   Playing Of Digital Programs
----------------------------------------------------------------------------------------------------------------
                                                  Eur. Pat.      97904269.4     02/05/97
                                                  Comm.
----------------------------------------------------------------------------------------------------------------
5,644,507          Method For Interleaving Data                                             Gottlieb, Rackman
                   For Seamless Playback Of                                                 & Reisman
                   Multiple Program Versions
                   Having Common Material
----------------------------------------------------------------------------------------------------------------
                                                  Eur. Pat.      97905815.3     02/06/97
                                                  Comm.
----------------------------------------------------------------------------------------------------------------
                                                  South Korea    97-706697      02/06/97
----------------------------------------------------------------------------------------------------------------
5,576,843          System And Method For                                                    Gottlieb, Rackman
                   Controlling Play Of Multiple                                             & Reisman
                   Dialog Audio Tracks Of A
                   Software Carrier
----------------------------------------------------------------------------------------------------------------
                                                  Eur. Pat.      94931887.7     10/13/94
                                                  Comm.
----------------------------------------------------------------------------------------------------------------
                                                  Eur. Pat.      99121650.8     10/13/94
                                                  Comm.
----------------------------------------------------------------------------------------------------------------
                                                  Eur. Pat.      99121649.0     10/13/94
                                                  Comm.
----------------------------------------------------------------------------------------------------------------
                                                  Hong Kong      104907.4.3     10/13/94
----------------------------------------------------------------------------------------------------------------
                                                  Hong Kong      104945.8       10/13/94
----------------------------------------------------------------------------------------------------------------
5,574,567          System and Method for                                                    Gottlieb, Rackman
                   Controlling Play of Multiple                                             & Reisman
                   Versions of the Same Motion
                   Picture Stored on an Optical
                   Disk
----------------------------------------------------------------------------------------------------------------
                                                  Eur. Pat.      99118973.9     10/13/94
                                                  Comm.
----------------------------------------------------------------------------------------------------------------
                                                  Hong Kong      103894.1       10/13/94
----------------------------------------------------------------------------------------------------------------
5,488,410          System and Method for Disk                                               Gottlieb, Rackman
                   Software Publishers to                                                   & Reisman
                   Control Disk Distribution
----------------------------------------------------------------------------------------------------------------
                                                  Hong Kong      104518.5       10/13/94
----------------------------------------------------------------------------------------------------------------
                                                  Japan          11-249002      09/02/99
----------------------------------------------------------------------------------------------------------------
5,497,241          System And Method For                                                    Gottlieb, Rackman
                   Controlling Display Of Motion                                            & Reisman
                   Picture Subtitles In A
                   Selected Language During Play
                   Of A Software Carrier
----------------------------------------------------------------------------------------------------------------
                                                  Hong Kong      104430.0       10/13/94
----------------------------------------------------------------------------------------------------------------
5,469,370          System And Method For                                                    Gottlieb, Rackman
                   Controlling Play Of Multiple                                             & Reisman
                   Audio Tracks Of A Software
                   Carrier
----------------------------------------------------------------------------------------------------------------
                                                  Eur. Pat.      99118364.1     10/13/94
                                                  Comm.
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
CORRESPONDING      TITLE                          COUNTRY        APP. NO.       DATE FILED  ATTORNEY(s)
U.S. PATENT/APP
----------------------------------------------------------------------------------------------------------------

                                                  Hong Kong      103892.3       10/13/94
----------------------------------------------------------------------------------------------------------------
5,463,565          Data Block Format For                                                    Gottlieb, Rackman
                   Software Carrier And Player                                              & Reisman
                   Therefor
----------------------------------------------------------------------------------------------------------------
                                                  Eur. Pat.      99117858.3     10/13/94
                                                  Comm.
----------------------------------------------------------------------------------------------------------------
                                                  Eur. Pat.      99117859.1     10/13/94
                                                  Comm.
----------------------------------------------------------------------------------------------------------------
                                                  Hong Kong      103946.9       10/13/94
----------------------------------------------------------------------------------------------------------------
                                                  Hong Kong      103942.3       10/13/94
----------------------------------------------------------------------------------------------------------------
                                                  Japan          11-291294      10/13/94
----------------------------------------------------------------------------------------------------------------
5,450,489          System And Method For                                                    Gottlieb, Rackman
                   Authenticating Software                                                  & Reisman
                   Carriers
----------------------------------------------------------------------------------------------------------------
                                                  Eur. Pat.      106556.4       10/13/94
                                                  Comm.
----------------------------------------------------------------------------------------------------------------
                                                  Hong Kong      1100292.4      10/13/94
----------------------------------------------------------------------------------------------------------------
                                                  Japan          10-343332      10/13/94
----------------------------------------------------------------------------------------------------------------
                                                                                            Gottlieb, Rackman
                                                                                            & Reisman
----------------------------------------------------------------------------------------------------------------
6,084,526          Beverage Container with Means
                   for Displaying Moving Images
----------------------------------------------------------------------------------------------------------------
                                                  Japan          2000-134800    04/26/00
----------------------------------------------------------------------------------------------------------------
6,351,596          Content Control of Broadcast                                             Gottlieb, Rackman
                   Programs                                                                 & Reisman
----------------------------------------------------------------------------------------------------------------
                                                  Eur. Pat.      PCTUS01/00313  01/05/01
                                                  Comm.
----------------------------------------------------------------------------------------------------------------
                                                  Japan          PCTUS01/00313  01/05/01
----------------------------------------------------------------------------------------------------------------
6,356,031          Electroluminescent Plastic                                               Gottlieb, Rackman
                   Devices with an Integral Thin                                            & Reisman
                   Film Solar Cell
----------------------------------------------------------------------------------------------------------------
                                                  Japan          P2001-129410   05/08/00
----------------------------------------------------------------------------------------------------------------
09/846,412         Game Court for Elevated Goal                                             O'Melveny & Myers
                   Ball Game and Game Played
                   Thereon
----------------------------------------------------------------------------------------------------------------
                                                  WIPO           PCTUS01/22148  07/12/01
----------------------------------------------------------------------------------------------------------------
09/942,813         Asymmetrical Stroboscopy                                                 Gottlieb, Rackman
                                                                                            & Reisman
----------------------------------------------------------------------------------------------------------------
                                                  WIPO           PCTUS01/26909  08/30/01
----------------------------------------------------------------------------------------------------------------
09/656,695         An Audio and Video Disc                                                  Gottlieb, Rackman
                   Reproducing Apparatus                                                    & Reisman
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
CORRESPONDING      TITLE                          COUNTRY        APP. NO.       DATE FILED  ATTORNEY(s)
U.S. PATENT/APP
----------------------------------------------------------------------------------------------------------------
                                                  Hong Kong      103944.1       10/13/94
----------------------------------------------------------------------------------------------------------------
                                                  Italy          24683BE/2001   10/13/94
----------------------------------------------------------------------------------------------------------------
                                                  Japan          10-285678      10/07/98
----------------------------------------------------------------------------------------------------------------
09/300,042         Clothing with Image Display                                              Gottlieb, Rackman
                                                                                            & Reisman
----------------------------------------------------------------------------------------------------------------
                                                  Japan          2000-125627    04/26/00
----------------------------------------------------------------------------------------------------------------

                                   Schedule E

                     Excluded TWE Broadband Group Trademarks




        TRADEMARK NAME:  STATUS      CLASS   APPLICATION NO:  FILING DATE:
        --------------------------------------------------------------------
        MAESTRO          Pending     38,41    76/362074      22-Jan-2002
        --------------------------------------------------------------------
        MYSTRO           Pending     38,41    76/364952      31-Jan-2002
        --------------------------------------------------------------------
        MYSTRO TV        Pending     38,41    76/373223      21-Feb-2002
        --------------------------------------------------------------------
        TV AT YOUR       Pending     38,41    76/364953      31-Jan-2002
        COMMAND
        --------------------------------------------------------------------
        TV YOU COMMAND   Pending     38,41    76/365255      31-Jan-2002
        --------------------------------------------------------------------
        rr.com
        --------------------------------------------------------------------
        roadrunner.com
        --------------------------------------------------------------------
        Domain names
        incorporating
        "rr" or
        "roadrunner" or
        relating thereto
        --------------------------------------------------------------------

                                                                      EXHIBIT  I

                       COPYRIGHT AND TECHNOLOGY ASSIGNMENT

            This Copyright and Technology Assignment, dated as of [ ], is by and between Time Warner Entertainment Company, L.P., a Delaware limited partnership (hereinafter "TWE"), and Warner Communications Inc., a Delaware corporation (hereinafter "Holdco"). Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Intellectual Property Agreement, dated as of the date hereof (the "TWE Intellectual Property Agreement"), by and between Holdco and TWE.

            WHEREAS, TWE presently owns and controls certain intellectual property related to the TWE Broadband Business and the TWE Non-Broadband Business;

            WHEREAS, pursuant to the Distribution Agreement, dated as of the date hereof, by and between TWE and Holdco (the "TWE Distribution Agreement"), the parties thereto determined, among other things, to separate TWE's business;

            WHEREAS, pursuant to the TWE Intellectual Property Agreement, the parties have allocated to Holdco and the TWE Non-Broadband Group rights in and to intellectual property related to the TWE Non-Broadband Business;

            WHEREAS, pursuant to the TWE Intellectual Property Agreement, the parties have allocated to TWE and the TWE Broadband Group rights in and to intellectual property related to the TWE Broadband Business;

            WHEREAS, in furtherance of the foregoing, it is appropriate and desirable to transfer the intellectual property allocated in the TWE Intellectual Property Agreement to the TWE Non-Broadband Business to Holdco; and

            WHEREAS, in furtherance of the foregoing, it is appropriate and desirable to transfer the intellectual property allocated in the TWE Intellectual Property Agreement to the TWE Broadband Business to TWE.

            NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

                                    ARTICLE I

                           TRANSFER FROM TWE TO HOLDCO

      1.1 Assignment. Effective concurrently with the TWE Distribution, TWE, on behalf of itself and each of its Subsidiaries, does hereby assign, convey, transfer and deliver (to the extent not already assigned pursuant to Section 9.2 of the TWE Intellectual Property Agreement) to Holdco (or the TWE Non-Broadband Member designated by Holdco), and its successors, assigns and legal representatives or nominees, TWE's and each of its Subsidiaries' entire rights, title and interest, for all countries, jurisdictions and political entities of the world, along with the right to sue for past infringement and collect damages therefor, to and in all (i) TWE Non-Broadband Group Content (the "Non-Broadband Transferred Content"), (ii) TWE Non-Broadband Group Software and
(iii) TWE Non-Broadband Group Proprietary Information (together with the Software set forth in clause (ii) above, the "Non-Broadband Transferred Technology") with respect to which, and to the extent to which, TWE and each of its Subsidiaries now have or hereafter acquire the right to so assign, convey, transfer and deliver. For the avoidance of doubt, this assignment shall not be construed as limiting TWE's license rights in any TWE Non-Broadband Group Proprietary Information or TWE Non-Broadband Group Software licensed to TWE pursuant to Sections 2.3.2, 3.3.2 or 9.4 of the TWE Intellectual Property Agreement.

      1.2 Further Assurances. TWE, on behalf of itself and each of its Subsidiaries, agrees that upon request it will, at any time without charge to Holdco, sign all papers, take all rightful oaths, and do all acts which may be necessary, desirable or convenient (as determined in Holdco's sole discretion) for vesting title to the Non-Broadband Transferred Content and Non-Broadband Transferred Technology in Holdco (or the TWE Non-Broadband Member designated by Holdco), its successors, assigns and legal representatives or nominees, including but not limited to, any acts which may be necessary, desirable or convenient for claiming said rights and for securing and maintaining the Non-Broadband Transferred Content and the Non-Broadband Transferred Technology, as applicable, in any and all countries and for vesting title thereto in Holdco, its successors, assigns, legal representatives and nominees. TWE, on behalf of itself and each of its Subsidiaries, hereby appoints Holdco and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-of-fact with full irrevocable power and authority in place and stead of TWE and in the name of TWE or in its own name, for the purposes of carrying out the terms of this Agreement, to take any and all appropriate actions and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement. Furthermore, TWE agrees that upon request it will, at any time without charge to Holdco, cooperate fully with Holdco in the protection and enforcement of the Non-Broadband Transferred Content and Non-Broadband Transferred Technology, including but not limited to, cooperating fully with Holdco in connection with any claims or suits brought by or against Holdco relating to the Non-Broadband Transferred Content and Non-Broadband Transferred Technology.

      1.3 No Retention of Records. TWE agrees that once it fulfills its obligations under paragraph 1.1, it will not maintain any copies or records of the Non-Broadband Transferred Content or Non-Broadband Transferred Technology, except for such Non-Broadband Transferred Technology for which TWE has a license pursuant to Sections 2.3.2, 3.3.2 and 9.4 of the TWE Intellectual Property Agreement.

                                   ARTICLE II

                           TRANSFER FROM HOLDCO TO TWE

      2.1 Assignment. Effective immediately following the Closing, Holdco, on behalf of itself and each of its Subsidiaries, does hereby assign, convey, transfer and deliver (to the extent not already assigned pursuant to Section 9.3 of the TWE Intellectual Property Agreement) to TWE, its successors, assigns and legal representatives or nominees, Holdco's and each of its Subsidiaries' entire rights, title and interest, for all countries, jurisdictions and political entities of the world, along with the right to sue for past infringement, and collect damages therefor, to and in all (i) TWE Broadband Group Content (the "Broadband Transferred Content"), (ii) TWE Broadband Group Proprietary Information and (iii) TWE Broadband Group Software (together with the Proprietary Information set forth in clause (ii) above, the "Broadband Transferred Technology"). For the avoidance of doubt, this assignment shall not be construed as limiting Holdco's license rights in any TWE Broadband Group Proprietary Information or TWE Broadband Group Software licensed to Holdco pursuant to Sections 2.3.1, 3.3.1 or 9.5 of the TWE Intellectual Property Agreement.

      2.2 Further Assurances. Holdco, on behalf of itself and each of its Subsidiaries, agrees that following the Closing, upon request it will, at any time without charge to TWE, sign all papers, take all rightful oaths, and do all acts which may be necessary, desirable or convenient (as determined in TWE's sole discretion) for vesting title to the Broadband Transferred Content and Broadband Transferred Technology in TWE (or the TWE Broadband Group Member designated by TWE), its successors, assigns and legal representatives or nominees, including but not limited to any acts which may be necessary, desirable or convenient for claiming said rights and for securing and maintaining the Broadband Transferred Content or the Broadband Transferred Technology transferred to TWE pursuant to this Agreement, as applicable, in any and all countries and for vesting title thereto in TWE, its successors, assigns, legal representatives and nominees. Holdco, on behalf of itself and each of its Subsidiaries, hereby appoints TWE and any agent thereof, with full power of substitution, as its true and lawful attorney-of-fact with full irrevocable power and authority in place and stead of Holdco and in the name of Holdco or in its own name, for the purposes of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement. Furthermore, Holdco agrees that upon request it will, at any time without charge to TWE, cooperate fully with TWE in the protection and enforcement of the Broadband Transferred Content and Broadband Transferred Technology transferred to TWE pursuant to this Agreement, including but not limited to, cooperating fully with TWE in connection with any claims or suits brought by or against TWE relating to the Broadband Transferred Content and Broadband Transferred Technology transferred to TWE pursuant to this Agreement.

      2.3 No Retention of Records. Holdco agrees that once it fulfills its obligations under paragraph 2.1, it will not maintain any copies or records of the Broadband Transferred Content or Broadband Transferred Technology, except for such Broadband Transferred Technology for which it has a license pursuant to Sections 2.3.1, 3.3.1 and 9.5 of the TWE Intellectual Property Agreement.

                                   ARTICLE III

                                  MISCELLANEOUS

      3.1 The Parties recognize that one or more Subsidiaries of TWE will no longer be subsidiaries of TWE following the Closing but will become Subsidiaries of Holdco. Such Subsidiaries shall not be required to assign to Holdco any Non-Broadband Transferred Content or Non-Broadband Transferred Technology because Holdco will obtain control of such Non-Broadband Transferred Content and Non-Broadband Transferred Technology through equity ownership of that Subsidiary. Accordingly, to the extent that Holdco obtains as a Subsidiary a Subsidiary of TWE, which Subsidiary would, but for the operation of this Agreement, have assigned to Holdco its Non-Broadband Transferred Copyrights and Non-Broadband Transferred Technology by operation of this Agreement, then the assignment of such rights, and only such rights, shall not be deemed to have been made by operation of this Agreement. Otherwise the assignments of this Agreement are unaffected by this Section 3.1.

      3.2 All Transaction Expenses incurred by either of the Parties in connection with or related to this Agreement shall be paid as set forth in
Section 16 of the TWE Intellectual Property Agreement.



            IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be duly executed on its behalf by one of its duly authorized officers as of the date first written above.


                                    TIME WARNER ENTERTAINMENT
                                          COMPANY, L.P.

                                    By:
                                       ---------------------------------
                                        Name:
                                        Title:


                                    WARNER COMMUNICATIONS INC.


                                    By:
                                       ---------------------------------
                                        Name:
                                        Title:

State of New York       )
                        )     ss:
County of               )

      On the _____ day of ____________, 2002, before me came ___________, to me know, who, being by me duly sworn, did depose and say that he/she is XXXXX of TIME WARNER ENTERTAINMENT COMPANY, L.P., the limited partnership described in and which executed the foregoing instrument; that he/she knows the seal of said limited partnership; that the seal affixed to said instrument is such limited partnership seal; that it was so affixed by authority of the general partners of said limited partnership and that he/she signed his/her name thereto by like authority.



------------------
Notary Public



State of New York       )
                        )     ss:
County of               )

      On the ______ day of ____________, 2002, before me came ___________, to me known, who, being by me duly sworn, did depose and say that he/she is XXXXX of Warner Communications Inc., the corporation described in and which executed the foregoing instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the members of said corporation and that he/she signed his/her name thereto by like authority.



------------------
Notary Public

                                                                      EXHIBIT II

                                PATENT ASSIGNMENT

            This Patent Assignment, dated as of [ ], is by and between Time Warner Entertainment Company, L.P., a Delaware limited partnership (hereinafter "TWE") and Warner Communications Inc., a Delaware corporation (hereinafter "Holdco").

            WHEREAS, TWE presently owns and controls certain intellectual property related to the TWE Broadband Business and the TWE Non-Broadband Business;

            WHEREAS, pursuant to the Distribution Agreement, dated as of the date hereof, by and between TWE and Holdco (the "TWE Distribution Agreement"), the parties thereto determined, among other things, to separate TWE's business;

            WHEREAS, pursuant to the TWE Intellectual Property Agreement, dated as of the date hereof, by and between TWE and Holdco (the "TWE Intellectual Property Agreement"), the parties have allocated to Holdco and the TWE Non-Broadband Group rights in and to intellectual property related to the TWE Non-Broadband Business;

            WHEREAS, pursuant to the TWE Intellectual Property Agreement, the parties have allocated to TWE and the TWE Broadband Group rights in and to intellectual property related to the TWE Broadband Business;

            WHEREAS, in furtherance of the foregoing, it is appropriate and desirable to transfer the Patents allocated in the TWE Intellectual Property Agreement to the TWE Non-Broadband Business to Holdco; and

            WHEREAS, in furtherance of the foregoing, it is appropriate and desirable to transfer the Patents allocated in the TWE Intellectual Property Agreement to the TWE Broadband Business to TWE.

            NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      1.1 Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the TWE Intellectual Property Agreement.

      1.2 "Existing TWE Broadband Group Patents" has the meaning assigned to it in the TWE Intellectual Property Agreement.

      1.3 "Existing TWE Non-Broadband Group Patents" has the meaning assigned to it in the TWE Intellectual Property Agreement.

                                   ARTICLE II

                           TRANSFER FROM TWE TO HOLDCO

      2.1 Assignment. Effective concurrently with the TWE Distribution, TWE, on behalf of itself and each of its Subsidiaries, does hereby assign, convey, transfer and deliver (to the extent not already assigned pursuant to Section 9.2 of the TWE Intellectual Property Agreement) to Holdco (or the TWE Non-Broadband Group Member designated by Holdco), its successors, assigns and legal representatives or nominees, TWE's and each of its Subsidiaries' entire right, title and interest, for all countries, jurisdictions and political entities of the world, in, to and under the Existing TWE Non-Broadband Group Patents, along with the right to sue for past infringement and collect damages therefor.

      2.2 Further Assurances. TWE, on behalf of itself and each of its Subsidiaries, agrees that upon request it will, at any time without charge to Holdco, sign all papers, take all rightful oaths, and do all acts which may be necessary, desirable or convenient (as determined in Holdco's discretion) for vesting title to the Existing TWE Non-Broadband Group Patents in Holdco (or the TWE Non-Broadband Group Member designated by Holdco), its successors, assigns and legal representatives or nominees, including, but not limited to, any acts which may be necessary, desirable or convenient for claiming said rights and for securing and maintaining the Existing TWE Non-Broadband Group Patents in any and all countries and for vesting title thereto in Holdco, its successors, assigns and legal representatives or nominees (including, but not limited to, the transfer of patent prosecution files and databases and execution of patent assignments and powers of attorney for domestic and foreign patents and patent applications). TWE, on behalf of itself and each of its Subsidiaries, hereby appoints Holdco and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-of-fact with full irrevocable power and authority in place and stead of TWE and in the name of TWE or in its own name, for the purposes of carrying out the terms of this Agreement, to take any and all appropriate actions and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement. Furthermore, TWE agrees that upon request it will, at any time without charge to Holdco, cooperate fully with Holdco in the protection and enforcement of the Existing TWE Non-Broadband Group Patents, including, but not limited to, cooperating fully with Holdco in connection with any claims or suits brought by or against Holdco relating to the Existing TWE Non-Broadband Group Patents.

                                   ARTICLE III

                           TRANSFER FROM HOLDCO TO TWE

      3.1 Assignment. Effectively immediately following the Closing, Holdco, on behalf of itself and each of its Subsidiaries, does hereby assign, convey, transfer and deliver (to the extent not already assigned pursuant to Section 9.3 of the TWE Intellectual Property Agreement) to TWE (or the TWE Broadband Group Member designated by TWE), its successors, assigns and legal representatives or nominees, Holdco's and each of its Subsidiaries' entire right, title and interest, for all countries, jurisdictions and political entities of the world, in, to and under all Existing TWE Broadband Group Patents that it owns immediately following the Closing, along with the right to sue for past infringement and collect damages therefor.

      3.2 Further Assurances. Holdco, on behalf of itself and each of its Subsidiaries, agrees that upon request it will, at any time without charge to TWE, sign all papers, take all rightful oaths, and do all acts which may be necessary, desirable or convenient (as determined in TWE's discretion) for vesting title to the Existing TWE Broadband Group Patents transferred pursuant to this Agreement in TWE (or the TWE Broadband Group Member designated by TWE), its successors, assigns and legal representatives or nominees, including, but not limited to, any acts which may be necessary, desirable or convenient for claiming said rights and for securing and maintaining the Existing TWE Broadband Group Patents in any and all countries and for vesting title thereto in TWE, its successors, assigns and legal representatives or nominees (including, but not limited to, the transfer of patent prosecution files and databases and execution of patent assignments and powers of attorney for domestic and foreign patents and patent applications). Holdco, on behalf of itself and each of its Subsidiaries, hereby appoints TWE and any agent thereof, with full power of substitution, as its true and lawful attorney-of-fact with full irrevocable power and authority in place and stead of Holdco and in the name of Holdco or in its own name, for the purposes of carrying out the terms of this Agreement, to take any and all appropriate actions and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement. Furthermore, Holdco agrees that upon request it will, at any time without charge to TWE, cooperate fully with TWE in the protection and enforcement of the Existing TWE Broadband Group Patents transferred pursuant to this Agreement, including, but not limited to, cooperating fully with TWE in connection with any claims or suits brought by or against TWE relating to the Existing TWE Broadband Group Patents transferred pursuant to this Agreement.

                                   ARTICLE IV

                                  MISCELLANEOUS

      4.1 The Parties recognize that one or more Subsidiaries of TWE will no longer be subsidiaries of TWE following the Closing but will become Subsidiaries of Holdco. Such Subsidiaries shall not be required to assign to Holdco any TWE Existing Non-Broadband Patents because Holdco will obtain control of such TWE Existing Non-Broadband Patents through equity ownership of that Subsidiary. Accordingly, to the extent that Holdco obtains as a Subsidiary a Subsidiary of TWE, which Subsidiary would, but for the operation of this Agreement, have assigned to Holdco its TWE Existing Non-Broadband Patents by operation of this Agreement, then the assignment of such rights, and only such rights, shall not be deemed to have been made by operation of this Agreement. Otherwise the assignments of this Agreement are unaffected by this Section 4.1.

      4.2 All Transaction Expenses incurred by either of the Parties in connection with or related to this Agreement shall be paid as set forth in
Section 16 of the TWE Intellectual Property Agreement.

            IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed on its behalf by one of its duly authorized officers as of the date first written above.

                                    TIME WARNER ENTERTAINMENT COMPANY, L.P.


                                    By:
                                       ---------------------------------
                                        Name:
                                        Title:


                                    WARNER COMMUNICATIONS INC.


                                    By:
                                       ---------------------------------
                                        Name:
                                        Title:

State of New York )
                  )  ss:
County of         )



            On the _______ day of ______________, 2002 before me came
__________________________, to me known, who, being by me duly sworn, did depose and say that he/she is XXXXXX of Time Warner Entertainment Company, L.P., the limited partnership described in and which executed the foregoing instrument; that he/she knows the seal of said limited partnership; that the seal affixed to said instrument is such limited partnership seal; that it was so affixed by authority of the general partners of said limited partnership and that he/she signed his/her name thereto by like authority.


----------------------------
Notary Public



State of New York )
                  )  ss:
County of         )



            On the _______ day of ______________, 2002 before me came
__________________________, to me known, who, being by me duly sworn, did depose and say that he/she is XXXXXX of Warner Communications Inc., the corporation described in and which executed the foregoing instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the members of said corporation and that he/she signed his/her name thereto by like authority.


----------------------------
Notary Public

                                                                     EXHIBIT III

                      TRADEMARK AND SERVICE MARK ASSIGNMENT

            This Trademark and Service Mark Assignment, dated as of [ ], is by and between Time Warner Entertainment Company, L.P., a Delaware limited partnership (hereinafter "TWE"), and Warner Communications Inc., a Delaware corporation (hereinafter "Holdco").

            WHEREAS, TWE presently owns and controls certain intellectual property related to the TWE Broadband Business and the TWE Non-Broadband Business;

            WHEREAS, pursuant to the Distribution Agreement, dated as of the date hereof, by and between TWE and Holdco (the "TWE Distribution Agreement"), the parties thereto determined, among other things, to separate TWE's business;

            WHEREAS, pursuant to the TWE Intellectual Property Agreement, dated as of the date hereof, by and between TWE and Holdco (the "TWE Intellectual Property Agreement"), the parties have allocated to Holdco and the TWE Non-Broadband Group rights in and to intellectual property related to the TWE Non-Broadband Business;

            WHEREAS, pursuant to the TWE Intellectual Property Agreement, the parties have allocated to TWE and the TWE Broadband Group rights in and to intellectual property related to the TWE Broadband Business;

            WHEREAS, pursuant to this Trademark and Service Mark Assignment, TWE transfers to Holdco all of the TWE Broadband Group Trademarks and related goodwill; and

            WHEREAS, pursuant to this Trademark and Service Mark Assignment, Holdco transfers to TWE all of its right, title and interest in and to the TWE Non-Broadband Group Trademark and related goodwill.

            NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      1.1 Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the TWE Intellectual Property Agreement.

      1.2 "TWE Broadband Group Trademarks" has the meaning assigned to it in the TWE Intellectual Property Agreement.

      1.3 "TWE Non-Broadband Group Trademarks" has the meaning assigned to it in the TWE Intellectual Property Agreement.

                                     III-1

                                   ARTICLE II

                          ASSIGNMENT FROM TWE TO HOLDCO

      2.1 Assignment. Effective concurrently with the TWE Distribution, TWE, on behalf of itself and each of its Subsidiaries, does hereby assign, convey, transfer and deliver (to the extent not already assigned pursuant to Section 9.2 of the TWE Intellectual Property Agreement) to Holdco (or the TWE Non-Broadband Member designated by Holdco), and its successors, assigns and legal representatives or nominees, TWE's and each of its Subsidiaries' entire right, title and interest in and to the TWE Non-Broadband Group Trademarks in the United States and throughout the world, any common law rights relating to the TWE Non-Broadband Group Trademarks, the goodwill of the business associated with and represented by the TWE Non-Broadband Group Trademarks, and rights to proceeds of the foregoing, including, without limitation, any claim by TWE against third parties for past, present or future infringement of the TWE Non-Broadband Group Trademarks.

      2.2 Intent-to-Use Applications. Effective concurrently with the TWE Distribution, TWE, on behalf of itself and each of its Subsidiaries, hereby irrevocably transfers and assigns to Holdco all of its right, title and interest in and to that portion of TWE's business in connection with which it has a bona fide intent to use those TWE Non-Broadband Group Trademarks that are the subject of applications filed on an intent-to-use basis and/or for which an Amendment to Allege Use, a Statement of Use or a specimen of use has not yet been filed and accepted by the relevant Trademark Office or other governing authority.

      2.3 No Registration of Similar Marks. TWE will neither use nor attempt to register any TWE Non-Broadband Group Trademarks or any Trademark confusingly similar thereto for so long as said TWE Non-Broadband Group Trademark has not been abandoned by Holdco or any of its Affiliates. TWE shall not oppose, attempt to cancel or in any way challenge Holdco's use of, or the use by any of Holdco's licensees of, or any applications or registrations in the name of Holdco or any of its Affiliates for the TWE Non-Broadband Group Trademarks. TWE shall not oppose, attempt to cancel or in any way challenge Holdco's use of, or the use by any of Holdco's licensees of, any applications or registrations in the name of Holdco or its Affiliates for any future Trademarks on the grounds that they incorporate "Time Warner," "TW," "TWE," "Roadrunner," or any Trademarks similar thereto.

      2.4 Further Assurances. TWE, on behalf of itself and each of its Subsidiaries, agrees that upon request it will, at any time without charge to Holdco, sign all papers, take all rightful oaths, and do all acts which may be necessary, desirable or convenient (as determined in Holdco's discretion) to effect, transfer and record all of the TWE Non-Broadband Group Trademarks to Holdco (or the TWE Non-Broadband Group Member designated by Holdco), its successors, assigns and legal representatives, including, but not limited to, any acts which may be necessary, desirable or convenient for claiming said rights and for securing and maintaining the TWE Non-Broadband Group Trademarks in any and all countries and for vesting title thereto in Holdco (including, but not limited to,

                                     III-2
the transfer of all prosecution files and databases for the TWE Non-Broadband Group Trademarks). TWE, on behalf of itself and each of its Subsidiaries, hereby appoints Holdco and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-of-fact with full irrevocable power and authority in place and stead of TWE and in the name of TWE or in its own name, for the purposes of carrying out the terms of this Agreement, to take any and all appropriate actions and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement. Furthermore, TWE agrees that upon request it will, at any time without charge to Holdco, cooperate fully with Holdco in the protection and enforcement of the TWE Non-Broadband Group Trademarks, including, but not limited to, cooperating fully with Holdco in connection with any claims or suits brought by or against Holdco relating to the TWE Non-Broadband Group Trademarks. If any domain name registrar refuses to permit TWE to transfer the domain name registrations, then TWE shall grant Holdco a perpetual, exclusive, royalty-free license to use such domain names and shall, at Holdco's expense, continue to renew such domain name registrations until further notice from Holdco.

                                   ARTICLE III

                          ASSIGNMENT FROM HOLDCO TO TWE

      3.1 Assignment. Effective immediately following the Closing, Holdco, on behalf of itself and each of its Subsidiaries, does hereby assign, convey, transfer and deliver to TWE (or the TWE Broadband Group Member designated by TWE), its successors, assigns and legal representatives or nominees, Holdco's and each of its Subsidiaries' right, title and interest in and to the TWE Broadband Group Trademarks in the United States and throughout the world, any common law rights relating to the TWE Broadband Group Trademarks, the goodwill of the business associated with and represented by the TWE Broadband Group Trademarks, and rights to proceeds of the foregoing, including, without limitation, any claim by TWE against third parties for past, present or future infringement of the TWE Broadband Group Trademarks.

      3.2 Intent-to-Use Applications. Effective immediately following the Closing, Holdco, on behalf of itself and each of its Subsidiaries, hereby irrevocably transfers and assigns to TWE all of its right, title and interest in and to that portion of Holdco's business in connection with which it has a bona fide intent to use those TWE Broadband Group Trademarks that are the subject of applications filed on an intent-to-use basis and/or for which an Amendment to Allege Use, a Statement of Use or a specimen of use has not yet been filed and accepted by the relevant Trademark Office or other governing authority.

      3.3 No Registration of Similar Marks. Holdco will neither use nor attempt to register any TWE Broadband Group Trademarks or any Trademark confusingly similar thereto for so long as said TWE Broadband Group Trademark has not been abandoned by TWE or any of its Affiliates. Holdco shall not oppose, attempt to cancel or in any way challenge TWE's use of, or the use by any of TWE's licensees of, or any applications or

                                     III-3
registrations in the name of TWE or any of its Affiliates for the TWE Broadband Group Trademarks.

      3.4 Further Assurances. Holdco, on behalf of itself and each of its Subsidiaries, agrees that upon request it will, at any time without charge to TWE, sign all papers, take all rightful oaths, and do all acts which may be necessary, desirable or convenient (as determined in TWE's discretion) to effect, transfer and record all of the TWE Broadband Group Trademarks to TWE (or the TWE Broadband Group Member designated by TWE), its successors, assigns and legal representatives including, but not limited to, any acts which may be necessary, desirable or convenient for claiming said rights and for securing and maintaining the TWE Broadband Group Trademarks in any and all countries and for vesting title thereto in TWE (including, but not limited to, the transfer of all prosecution files and databases for the TWE Broadband Group Trademarks). Holdco, on behalf of itself and each of its Subsidiaries, hereby appoints TWE and any agent thereof, with full power of substitution, as its true and lawful attorney-of-fact with full irrevocable power and authority in place and stead of Holdco and in the name of Holdco or in its own name, for the purposes of carrying out the terms of this Agreement, to take any and all appropriate actions and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement. Furthermore, Holdco agrees that upon request it will, at any time without charge to TWE but at TWE's expense, cooperate fully with TWE in the protection and enforcement of the TWE Broadband Group Trademarks, including, but not limited to, cooperating fully with TWE in connection with any claims or suits brought by or against TWE relating to the TWE Broadband Group Trademarks. If any domain name registrar refuses to permit Holdco to transfer the domain name registrations, then Holdco shall grant TWE a perpetual, exclusive, royalty-free license to use such domain names and shall, at TWE's expense, continue to renew such domain name registrations until further notice from TWE.

                                   ARTICLE IV

                                  MISCELLANEOUS

      4.1 The Parties recognize that one or more Subsidiaries of TWE will no longer be Subsidiaries of TWE following the Closing but will become Subsidiaries of Holdco. Such Subsidiaries shall not be required to assign to Holdco any TWE Non-Broadband Group Trademarks because Holdco will obtain control of such TWE Non-Broadband Group Trademarks through equity ownership of that Subsidiary. Accordingly, to the extent that Holdco obtains as a Subsidiary a Subsidiary of TWE, which Subsidiary would, but for the operation of this Agreement, have assigned to Holdco its TWE Non-Broadband Group Trademarks by operation of this Agreement, then the assignment of such rights, and only such rights, shall not be deemed to have been made by operation of this Agreement. Otherwise the assignments of this Agreement are unaffected by this Section 4.1.

                                     III-4

      4.2 All Transaction Expenses incurred by either of the Parties in connection with or related to this Agreement shall be paid as set forth in
Section 16 of the TWE Intellectual Property Agreement.

                                     III-5

            IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed on its behalf by one of its duly authorized officers as of the date hereof.


                                    TIME WARNER ENTERTAINMENT COMPANY, L.P.


                                    By:
                                        --------------------------------
                                        Name:  Spencer B. Hays
                                        Title: Senior Vice President


                                    WARNER COMMUNICATIONS INC.


                                    By:
                                        --------------------------------
                                        Name:  Robert D. Marcus
                                        Title: Senior Vice President

                                     III-6

                                 ACKNOWLEDGMENT


STATE OF NEW YORK         )
                          ss.:
COUNTY OF NEW YORK        )



            I CERTIFY that on ______________, 2002, _____________ personally came before me and this person acknowledged under oath, to my satisfaction that:

            a)    this person signed, sealed and delivered the attached

Trademark and Service Mark Assignment as ______________ of Time Warner

Entertainment Company, L.P., and

            b)    the proper limited partnership seal was affixed; and

            c)    this Trademark and Service Mark Assignment was signed and made by Time Warner Entertainment Company, L.P. as its voluntary act and deed by virtue of the proper authority.


                                    ------------------------------
                                    Name:
                                    Notary Public:
                                    My Commission Expires:
                                    [Notarial Seal]


Prepared by:

                                     III-7

                                 ACKNOWLEDGMENT


STATE OF NEW YORK         )
                          ss.:
COUNTY OF NEW YORK        )



            I CERTIFY that on ______________, 2002, _____________ personally came before me and this person acknowledged under oath, to my satisfaction that:

            a)    this person signed, sealed and delivered the attached

Trademark and Service Mark Assignment as ______________ of Warner Communications

Inc., and

            b)    the proper corporate seal was affixed; and

            c)    this Trademark and Service Mark Assignment was signed and made by Warner Communications Inc. as its voluntary act and deed by virtue of the proper authority.


                                    Name:
                                    Notary Public:
                                    My Commission Expires:
                                    [Notarial Seal]


Prepared by:

                                     III-8